CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

Depositor

DLJ MORTGAGE CAPITAL, INC.,

Seller

OLYMPUS SERVICING, L.P.,

Servicer and Special Servicer

FAIRBANKS CAPITAL CORP.,

Servicer

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

______________________________________________________________________________

POOLING AND SERVICING AGREEMENT

Dated as of July 1, 2002

______________________________________________________________________________

Home Equity Asset Trust 2002-2

HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2002-2

Table of Contents

ARTICLE I
DEFINITIONS

SECTION 1.01

Definitions.

9

SECTION 1.02

Interest Calculations.

40

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Mortgage Loans.

41

SECTION 2.02

Acceptance by the Trustee of the Mortgage Loans.

43

SECTION 2.03

Representations and Warranties of the Seller and Servicers.

45

SECTION 2.04

Representations and Warranties of the Depositor as to the

Mortgage Loans.

47

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

47

SECTION 2.06

Execution and Delivery of Certificates.

48

SECTION 2.07

REMIC Matters.

48

SECTION 2.08

Covenants of the Servicers.

48

SECTION 2.09

Conveyance of Subsidiary REMIC Regular Interests and

Intermediate REMIC Regular Interests and Acceptance of Master

REMIC, Respectively, by the Trustee; Issuance of Certificates.

49

ARTICLE III
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01

Servicers to Service Mortgage Loans.

50

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

51

SECTION 3.03

Special Serviced Mortgage Loans

52

SECTION 3.04

Notification of Adjustments.

53

SECTION 3.05

Trustee to Act as Servicer.

53

SECTION 3.06

Collection of Mortgage Loans; Collection Account; Certificate

Account.

54

SECTION 3.07

Establishment of and Deposits to Escrow Accounts; Permitted

Withdrawals from Escrow Accounts; Payments of Taxes,

Insurance and Other Charges.

57

SECTION 3.08

Access to Certain Documentation and Information Regarding the

Mortgage Loans; Inspections.

59

SECTION 3.09

Permitted Withdrawals from the Collection Accounts and

Certificate Account.

59

SECTION 3.10

Maintenance of Hazard Insurance; Mortgage Impairment Insurance

and Primary Insurance Policy; Claims; Restoration of Mortgaged

Property.

61

SECTION 3.11

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

64

SECTION 3.12

Realization Upon Defaulted Mortgage Loans; Repurchase of

Certain Mortgage Loans.

66

SECTION 3.13

Trustee to Cooperate; Release of Mortgage Files.

69

SECTION 3.14

Documents, Records and Funds in Possession of a Servicer to be

Held for the Trustee.

70

SECTION 3.15

Servicing Fee.

71

SECTION 3.16

Access to Certain Documentation.

71

SECTION 3.17

Annual Statement as to Compliance.

71

SECTION 3.18

Annual Independent Public Accountants’ Servicing Statement;

Financial Statements.

72

SECTION 3.19

Maintenance of Fidelity Bond and Errors and Omissions

Insurance.

72

SECTION 3.20

Prepayment Premiums.

73

SECTION 3.21

Duties of the Credit Risk Manager.

73

SECTION 3.22

Advance Facility.

73

SECTION 3.23

Fairbanks Servicing Performance Evaluations.

76

ARTICLE IV
DISTRIBUTIONS AND ADVANCES BY THE SERVICERS

SECTION 4.01

Advances by the Servicers.

78

SECTION 4.02

Priorities of Distribution.

78

SECTION 4.03

Allocation of Losses.

83

SECTION 4.04

Monthly Statements to Certificateholders.

83

SECTION 4.05

Servicers to Cooperate.

86

SECTION 4.06

Basis Risk Reserve Fund.

86

SECTION 4.07

Policy Matters.

87

ARTICLE V
THE CERTIFICATES

SECTION 5.01

The Certificates.

92

SECTION 5.02

Certificate Register; Registration of Transfer and Exchange of

Certificates.

92

SECTION 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

97

SECTION 5.04

Persons Deemed Owners.

97

SECTION 5.05

Access to List of Certificateholders’ Names and Addresses.

97

SECTION 5.06

Maintenance of Office or Agency.

98

ARTICLE VI
THE DEPOSITOR, THE SELLER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 6.01

Respective Liabilities of the Depositor, the Seller, the Servicers

and the Special Servicer.

99

SECTION 6.02

Merger or Consolidation of the Depositor, the Seller, a Servicer or

the Special Servicer.

99

SECTION 6.03

Limitation on Liability of the Depositor, the Seller, the Servicers,

the Special Servicer and Others.

99

SECTION 6.04

Limitation on Resignation of a Servicer.

100

SECTION 6.05

Limitation Upon Liability of the Credit Risk Manager.

101

ARTICLE
VII DEFAULT

SECTION 7.01

Events of Default.

102

SECTION 7.02

Trustee to Act; Appointment of Successor.

104

SECTION 7.03

Notification to Certificateholders.

105

ARTICLE VIII
CONCERNING THE TRUSTEE

SECTION 8.01

Duties of the Trustee.

106

SECTION 8.02

Certain Matters Affecting the Trustee.

107

SECTION 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

108

SECTION 8.04

Trustee May Own Certificates.

109

SECTION 8.05

Trustee’s Fees and Expenses.

109

SECTION 8.06

Eligibility Requirements for the Trustee.

109

SECTION 8.07

Resignation and Removal of the Trustee.

110

SECTION 8.08

Successor Trustee.

111

SECTION 8.09

Merger or Consolidation of the Trustee.

111

SECTION 8.10

Appointment of Co-Trustee or Separate Trustee.

111

SECTION 8.11

Tax Matters.

113

SECTION 8.12

Periodic Filings.

116

SECTION 8.13

Trust Obligations.

116

SECTION 8.14

Determination of Certificate Index.

116

SECTION 8.15

Indemnification with Respect to Certain Taxes and Loss of

REMIC Status.

116

ARTICLE IX
TERMINATION

SECTION 9.01

Termination upon Liquidation or Purchase of the Mortgage Loans.

117

SECTION 9.02

Final Distribution on the Certificates.

117

SECTION 9.03

Additional Termination Requirements.

118

ARTICLE X
MISCELLANEOUS PROVISIONS

SECTION 10.01

Amendment.

120

SECTION 10.02

Recordation of Agreement; Counterparts.

121

SECTION 10.03

Governing Law.

122

SECTION 10.04

Intention of Parties.

122

SECTION 10.05

Notices.

122

SECTION 10.06

Severability of Provisions.

123

SECTION 10.07

Assignment.

123

SECTION 10.08

Limitation on Rights of Certificateholders.

123

SECTION 10.09

Certificates Nonassessable and Fully Paid.

124

SECTION 10.10

Protection of Assets.

124

EXHIBITS

EXHIBIT A

Form of Class A-[•] Certificate

EXHIBIT B

Form of Class M-[•] Certificate

EXHIBIT C

Form of Class B-[•] Certificate

EXHIBIT D

Form of Residual Certificate

EXHIBIT E

Form of Class X Certificate

EXHIBIT F

Form of Interest Only Certificate

EXHIBIT G

Form of Initial Certification of Custodian

EXHIBIT H

Form of Final Certification of Custodian

EXHIBIT I

Transfer Affidavit

EXHIBIT J

Form of Transferor Certificate

EXHIBIT K

Form of Investment Letter (Non-rule 144A)

EXHIBIT L

Form of Rule 144A Letter

EXHIBIT M

Request for Release

EXHIBIT N

Officer’s Certificate with Respect to Principal Prepayments

EXHIBIT O

Form of Servicer Report

EXHIBIT P

FSA Policy

EXHIBIT Q

[Reserved]

EXHIBIT R

Form of Special Request for Release

EXHIBIT S

Performance Standards

EXHIBIT T

[Reserved]

SCHEDULE I

Mortgage Loan Schedule for Mortgage Loans

SCHEDULE IIA

Representations and Warranties of Seller – DLJMC

SCHEDULE IIB

Representations and Warranties of Servicer and Special Servicer – Olympus

SCHEDULE IIC

Representations and Warranties of Servicer – Fairbanks

SCHEDULE III

Representations and Warranties – Mortgage Loans

THIS POOLING AND SERVICING AGREEMENT, dated as of July 1, 2002, among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as the depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, as the Seller (the “Seller”), OLYMPUS SERVICING, L.P., a Delaware limited partnership, as a servicer (in such capacity, a “Servicer”) and as the special servicer (in such capacity, the “Special Servicer”), FAIRBANKS CAPITAL CORP., a Utah corporation, as a servicer (in such capacity, a “Servicer”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the trustee (the “Trustee”).

WITNESSETH THAT

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

As provided herein, the Trustee shall elect that the Trust Fund (exclusive of the assets held in the Basis Risk Reserve Fund and any entitlement to Prepayment Premiums be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a “REMIC” or, in the alternative, the Subsidiary REMIC, the Intermediate REMIC, and the Master REMIC”).  Each Certificate, other than the Class R Certificate, represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  In addition, each Class of LIBOR Certificates represents the right to receive payments pursuant to contractual arrangements as described in Section 8.11 of this Agreement.  The Class X Certificates also evidence ownership of the assets held from time to time in the Basis Risk Reserve Fund, and rights to receive certain payments from the holder of the Class R Certificate as described in Section 8.11 of this Agreement.  The Class R Certificate represents ownership of the sole class of residual interest in each of the Subsidiary REMIC, the Intermediate REMIC, and the Master REMIC for purposes of the REMIC Provisions.  The Master REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the Intermediate REMIC, other than the Class LT2-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the Intermediate REMIC for purposes of the REMIC Provisions. The Intermediate REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the Subsidiary REMIC, other than the Class LT1-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the Subsidiary REMIC.  The Subsidiary REMIC shall hold as its assets the property of the Trust Fund other than the Lower Tier Interests in the Subsidiary REMIC and the Intermediate REMIC, the Basis Risk Reserve Fund and any entitlement to Prepayment Premiums.  The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the month following month in which the Mortgage Loan having the latest maturity date matures.

The Subsidiary REMIC

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Subsidiary REMIC Lower Tier Interests.

Subsidiary REMIC	Subsidiary REMIC		Corresponding Class of
Lower Tier	Lower Tier	Initial Class	Intermediate REMIC
Class Designation	Interest Rate	Principal Balance	Interests or Certificates
Class LT1-A-1A	(1)	$ 67,000,000.00	Class LT2-A-1
Class LT1-A-1B	(1)	$ 33,000,000.00	Class LT2-A-1
Class LT1-A-2A	(2)	$ 33,500,000.00	Class LT2-A-2
Class LT1-A-2B	(2)	$ 16,500,000.00	Class LT2-A-2
Class LT1-A-3A	(2)	$ 25,543,750.00	Class LT2-A-3
Class LT1-A-3B	(2)	$ 12,581,350.00	Class LT2-A-3
Class LT1-A4A	(2)	$ 23,450,016.75	Class LT2-A-4, Class R
Class LT1-A-4B	(2)	$ 11,550,008.25	Class LT2-A-4, Class R
Class LT1-M1	(3)	$ 15,750,000.00	Class LT2-M-1
Class LT1-M2	(3)	$ 11,825,000.00	Class LT2-M-2
Class LT1-B1	(3)	$ 9,300,000.00	Class LT2-B-1
Class LT1-B2	(3)	$ 2,500,000.00	Class LT2-B-2
Class LT1-Q	(4)	$262,502,526.14	N/A
Class LT1-R	(5)	(5)	Class R
		$ 67,000,000.00	Class LT2-A-1

___________________________

(1)

The interest rate for each of these Subsidiary REMIC Lower Tier Interests with respect to any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Class A-1 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(2)

The interest rate for each of these Subsidiary REMIC Lower Tier Interests with respect to any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(3)

The interest rate for each of these Subsidiary REMIC Lower Tier Interests with respect to any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Subordinate Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(4)

The interest rate for the Class LT1-Q Interest with respect to any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Net WAC Rate.

(5)

The Class LT1-R Interest is the sole class of residual interest in the Subsidiary REMIC.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Trustee shall first pay or charge as an expense of the Subsidiary REMIC all expenses of the Trust for such Distribution Date.

On each Distribution Date the Trustee shall distribute the Interest Remittance Amount for Loan Group 1 and Loan Group 2 with respect to each of the Lower Tier Interests in the Subsidiary REMIC based on the above-described interest rates, provided however, that interest that accrues on the Class LT1-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Overcollateralization Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class LT1-Q Interest.  An amount equal to the interest so deferred shall be distributed as additional principal on the other Subsidiary REMIC Lower Tier Interests having a principal balance in the manner described below.

On each Distribution Date the Principal Remittance Amount for Loan Group 1 and Loan Group 2 (together with an amount equal to the interest deferred on the Class LT1-Q Interest for such Distribution Date) shall be distributed, and Realized Losses shall be allocated, among the Lower Tier Interests in the Subsidiary REMIC in the following order of priority:

(i)

First, to the Class LT1-A-1A Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-1A Interest immediately after such Distribution Date;

(ii)

Second, to the Class LT1-A-1B Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-1B Interest immediately after such Distribution Date;

(iii)

Third, to the Class LT1-A-2A Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-2A Interest immediately after such Distribution Date;

(iv)

Fourth, to the Class LT1-A-2B Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-2B Interest immediately after such Distribution Date;

(v)

Fifth, to the Class LT1-A-3A Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-3A Interest immediately after such Distribution Date;

(vi)

Sixth, to the Class LT1-A-3B Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-3B Interest immediately after such Distribution Date;

(vii)

Seventh, to the Class LT1-A-4A Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-4A Interest immediately after such Distribution Date;

(viii)

Eighth, to the Class LT1-A-4B Interest until the principal balance of such Lower Tier Interest equals one-half of the Class Principal Balance of the Class LT2-A-4B Interest immediately after such Distribution Date;

(ix)

Ninth, to the Class LT1-M-1 Interest until its principal balance equals one-half of the Class Principal Balance of the Class M-1 Certificates immediately after such Distribution Date;

(x)

Tenth, to the Class LT1-M-2 Interest until its principal balance equals one-half of the Class Principal Balance of the Class M-2 Certificates immediately after such Distribution Date;

(xi)

Eleventh, to the Class LT1-B-1 Interest until its principal balance equals one-half of the Class Principal Balance of the Class B-1 Certificates immediately after such Distribution Date;

(xii)

Twelfth, to the Class LT1-B-2 Interest until its principal balance equals one-half of the Class Principal Balance of the Class B-2 Certificates immediately after such Distribution Date; and

(xiii)

Finally, to the Class LT1-Q Interest, any remaining amounts.

The Intermediate REMIC

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Intermediate REMIC Lower Tier Interests.

Intermediate	Intermediate		Corresponding Class
REMIC	REMIC	Initial Class	of Certificate(s)
Class Designation	Interest Rate	Principal Balance	or Component
Class LT2-A-1A	(1)	$134,000,000.00	Class A-1
Class LT2-A-1B	(2)	$ 66,000,000.00	Class A-1
Class LT2-A-2A	(3)	$ 67,000,000/00	Class A-2
Class LT2-A-2B	(4)	$ 33,000,000.00	Class A-2
Class LT2-A-3A	(5)	$ 51,087,500.00	Class A-3
Class LT2-A-3B	(4)	$ 25,162,500.00	Class A-3
Class LT2-A-4A	(6)	$ 46,900,033.50	Class A-4, Class R
Class LT2-A-4B	(4)	$ 23,100,016.50	Class A-4, Class R
Class LT2-M-1	(7)	$ 31,500,000.00	Class M-1
Class LT2-M-2	(7)	$ 23,650,000.00	Class M-2
Class LT2-B-1	(7)	$ 18,600,000.00	Class B-1
Class LT2-B-2	(7)	$ 5,000,000.00	Class B-2
Class LT2-X	(8)	(8)	Class X
Class LT2-R	(9)	(9)	Class R

(1)

The interest rate for the Class LT2-A-1A Interest with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to the lesser of (i) the product of (a) the sum of (I) the product of (A) 49.2537313432836%, multiplied by (B) LIBOR, plus, (II) 8.40298507642687%, multiplied by (b) a fraction, the numerator of which is (I) the greater of 30 or the actual number of days in the Accrual Period for the LIBOR Certificates, and the denominator of which is (II) 30, and (ii) the quotient of (a) the Class A-1 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period), divided by (b)  67%.  For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the Class A-1 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(2)

The interest rate for the Class LT2-A-1B Interest with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to 0.00%. For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the Class A-1 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(3)

The interest rate for the Class LT2-A-2A Interest with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to the lesser of (i) the product of (a) the sum of (I) the product of (A) 49.2537313432836%, multiplied by (B) LIBOR, plus, (II) 8.44776119402985%, multiplied by (b) a fraction, the numerator of which is (I) the greater of 30 or the actual number of days in the Accrual Period for the LIBOR Certificates, and the denominator of which is (II) 30, and (b) the quotient of (I) the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period), divided by (II)  67%.  For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(4)

The interest rate for each of these Intermediate REMIC Lower Tier Interests with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to 0.00%.  For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the rate at which interest accrues on the Corresponding Class of Certificates.

(5)

The interest rate for the Class LT2-A-3A Interest with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to the lesser of (i) the product of (a) the sum of (I) the product of (A) 49.2537313432836%, multiplied by (B) LIBOR, plus, (II) 8.43283582089552%, multiplied by (b) a fraction, the numerator of which is (I) the greater of 30 or the actual number of days in the Accrual Period for the LIBOR Certificates, and the denominator of which is (II) 30, and (b) the quotient of (I) the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period), divided by (II)  67%.  For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(6)

The interest rate for the Class LT2-A-4A Interest with respect to any Distribution Date (and the related Accrual Period) on or before the Distribution Date in January 2005 is the per annum rate equal to the lesser of (i) the product of (a) the sum of (I) the product of (A) 49.2537313432836%, multiplied by (B) LIBOR, plus, (II) 8.52238805970149%, multiplied by (b) a fraction, the numerator of which is (I) the greater of 30 or the actual number of days in the Accrual Period for the LIBOR Certificates, and the denominator of which is (II) 30, and (b) the quotient of (I) the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period), divided by (II)  67%.  For any Distribution Date (and the related Accrual Period) thereafter, a per annum rate equal to the Class A Group 2 Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(7)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Intermediate REMIC Lower Tier Interests is a per annum rate equal to the lesser of (i) the rate at which interest accrues on the Corresponding Class of Certificates and (ii) the Subordinate Net Funds Cap (determined without adjustment for the actual number of days in the Accrual Period).

(8)

The Class LT2-X Interest has an initial principal balance equal to the Overcollateralization Amount as of the Closing Date.  The Class LT2-X Interest will not accrue interest on its initial principal balance.  Instead, the Class LT2-X Interest will accrue interest on its Notional Amount.  Its Notional Amount shall for any Distribution Date (and the related Accrual Period) equal the sum of the principal balances of the Subsidiary REMIC Lower Tier Interests.  For each Accrual Period, the Class X Certificate shall accrue interest on its Notional Amount at a per annum rate equal to the excess of (i) the weighted average of the interest rates on the Subsidiary REMIC Lower Tier Interests over (ii) the Adjusted Subsidiary REMIC WAC.  Interest accrued on the Class X Certificate for any Accrual Period shall not be distributed on the related Distribution Date but shall be deferred to the extent of any increase in the Overcollateralization Amount for such Distribution Date. Any interest so deferred shall not itself accrue interest.

(9)

The Class LT2-R Interest is the sole class of residual interest in the Intermediate REMIC.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Trustee shall distribute interest on the Intermediate REMIC Lower Tier Interests at the above-described rates.

On each Distribution Date, the Trustee shall distribute principal on, and shall allocate Realized Losses among, the Intermediate REMIC Lower Tier Interests in the same amount that the Trustee distributes principal, or allocates losses, on the Corresponding Class of Certificates, provided however, that in the case of the Class LT2-A-1A, Class LT2-A-2A, Class LT2-A-3A, and Class LT2-A-4A Interests, on each Distribution Date principal payments shall be made and losses shall be allocated such that the principal balance of each such Intermediate REMIC Lower Tier Interest equals 67.00% of the Class Principal Balance of the Corresponding Class of Certificates, and, that in the case of the Class LT2-A-1B, Class LT2-A-2B, Class LT2-A-3B, and Class LT2-A-4B Interests, on each Distribution Date principal payments shall be made and losses shall be allocated such that the principal balance of each such Intermediate REMIC Lower Tier Interest equals 33.00% of the Class Principal Balance of the Corresponding Class of Certificates.

The Master REMIC

The following table sets forth (or describes) the Class designation, Pass-Through Rate, initial Class Principal Balance, and minimum Denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

	Initial			Minimum	Integral
	Certificate			Denominations	Multiples in
Class	Principal	Pass-Through	Assumed Final	or Percentage	Excess of
Designation	Balance	Rate	Maturity Date(1)	Interest	Minimum
Class A-1	$200,000,000	2.090% (2)	December 2032	$25,000	$1
Class A-2	$100,000,000	2.120% (2)	December 2032	$25,000	$1
Class A-3	$76,250,000	2.110% (2)	December 2032	$25,000	$1
Class A-4	$70,000,000	2.170% (2)	December 2032	$25,000	$1
Class A-IO	$0(3)	6.180% (3)	December 2032	$25,000	$1
Class M-1	$31,500,000	2.620% (2)	December 2032	$25,000	$1
Class M-2	$23,650,000	3.170% (2)	December 2032	$25,000	$1
Class B-1	$18,600,000	3.920% (2)	December 2032	$25,000	$1
Class B-2	$5,000,000	4.320% (2)	December 2032	$25,000	$1
Class X	$0(4)	(4)	December 2032	10%	N/A
Class R(5)	$50	2.170% (2)	December 2032	20%	N/A

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the month of the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates that represents one or more of the “regular interests” in the Master REMIC.

(2)

The rate shown above is the Pass-Through Rate for the August 2002 Distribution Date (and the related Accrual Period).  The Pass-Through Rate applicable to any other Distribution Date (and the related Accrual Period) shall equal the sum of the related Certificate Index and the Certificate Margin for such Distribution Date subject to a cap equal to the applicable Net Funds Cap.

(3)

The rate shown above is the Pass-Through Rate for the August 2002 Distribution Date (and the related Accrual Period).  The Class A-IO Certificates are an interest only Class and for any Distribution Date on or before the Distribution Date in January 2005 the Class A-IO Certificates shall bear interest at their Pass-Through Rate (as defined herein) on the Class A-IO Notional Amount (as defined herein).  In addition, the Class A-IO Certificates shall be entitled to all Prepayment Premiums on the Mortgage Loans and such entitlement shall not be an interest in any REMIC created hereunder.  For purposes of the REMIC Provisions, for each Distribution Date on or before the Distribution Date in January 2005, the Class A-IO Certificates shall be entitled to a specified portion of the interest that accrues on the Class LT2-A-1A, Class LT2-A-2A, Class LT2-A-3A, and Class LT2-A-4A Interests for the related Accrual Period.

•

Specifically, the Class A-IO Certificates shall be entitled to interest accrued on the Class LT2-A-1A, Class LT2-A-2A, Class LT2- A-3A, and Class LT2-A-4A Interests at a per annum rate equal to the lesser of (i) the excess, if any, of (a) 8.00%, over (b) LIBOR, and (ii) the excess of (a) the weighted average of the interest rates on the Class LT2-A-1A, Class LT2-A-2A, Class LT2-A-3A, and Class LT2-A-4A Interests for the Accrual Period, over (b) the product of (I) the weighted average of the interest rates on those interests if they were each subject to a cap and a floor equal to the Pass-Through Rates for their Corresponding Class of Certificates for the Accrual Period multiplied by (II) a fraction, the numerator of which is the actual number of days in the Accrual Period for the LIBOR Certificates, and the denominator of which is 30.

(4)

The Class X Certificate is entitled on each Distribution Date to all amounts distributable with respect to the Class LT2-X Interest.

(5)

The Class R Certificate represents ownership of the residual interest in the Master REMIC, as well as ownership of the Class LT2-R and Class LT1-R Interests.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates

All Classes of Certificates other than the Physical Certificates.

Class A Certificates

The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

Class B Certificates

The Class B-1 and Class B-2 Certificates.

Class M Certificates

The Class M-1 and Class M-2 Certificates.

Class X Certificates

The Class X Certificates.

ERISA-Restricted Certificates

Residual Certificates, Private Certificates, and Certificates of any Class that no longer satisfy the applicable rating requirements of the Underwriters’ Exemption.

LIBOR Certificates

Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class B-1, Class B-2 and Class R Certificates.

Notional Amount Certificates

Class A-IO and Class X Certificates.

Offered Certificates

All Classes of Certificates other than the Private Certificates.

Private Certificates

Class X Certificates.

Physical Certificates

Class R and Class X Certificates.

Rating Agencies

Moody’s and S&P.

Regular Certificates

All Classes of Certificates other than the Class R Certificates.

Residual Certificates

Class R Certificates.

Senior Certificates

Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO and Class R Certificates.

Subordinate Certificates

Class M-1, Class M-2, Class B-1, Class B-2 and Class X Certificates.

ARTICLE I

DEFINITIONS

SECTION 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accrual Period:  For any class of Offered Certificates, other than the Class A-IO Certificates, and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.  For the Class A-IO Certificates, the period commencing on the 25th day of the month preceding the related Distribution Date and ending on the 24th day of the month of such Distribution Date.  For each Lower Tier Interest, the calendar month preceding the month in which the Distribution Date occurs.

Adjusted Subordinate Group 1 Balance:  For any Distribution Date will be the Aggregate Loan Group Balance for Group 1 as of the last day of the related Collection Period less the sum of (a) the Class Principal Balance of the Class A-1 Certificates plus (b) the product of (I) the Overcollateralization Amount and (II)(A) the related Aggregate Loan Group Balance divided by (B) the Aggregate Loan Balance.

Adjusted Subordinate Group 2 Balance:  For any Distribution Date will be the Aggregate Loan Group Balance for Group 2 as of the last day of the related Collection Period less the sum of (a) the aggregate Class Principal Balances of the Class A-2, Class A-3 and Class A-4 Certificates plus (b) the product of (I) the Overcollateralization Amount and (II)(A) the related Aggregate Loan Group Balance divided by (B) the Aggregate Loan Balance.

Adjusted Subordinate Net Funds Cap:  For any Distribution Date and the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A Group 2 Net Funds Cap for such Distribution Date, weighted on the basis of the Adjusted Subordinate Group 1 Balance and the Adjusted Subordinate Group 2 Balance.

Adjusted Subsidiary REMIC WAC:  For any Accrual Period, the product of (i) two, multiplied by (ii) the weighted average of the interest rates on the Subsidiary REMIC Lower Tier Interests, determined by (a) subjecting the rate on the Class LT1-A-1A, Class LT1-A1B, Class LT1-A-2A, Class LT1-A-2B Class LT1-A-3A, Class LT1-A-3B, Class LT1-A-4A, Class LT1-A-4B, Class LT1-M-1, Class LT-1M-2, Class LT1-B-1, and Class LT1-B-2 Interests to a cap equal to the Pass-Through Rate on the Corresponding Class of Intermediate REMIC Lower Tier Interests for such Accrual Period.

Advance:  The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 4.01.

Advance Facility:  As defined in Section 3.22(a) herein.

Advance Facility Notice:   As defined in Section 3.22(b) herein.

Advance Facility Trustee:   As defined in Section 3.22(b) herein.

Advance Reimbursement Amounts:   As defined in Section 3.22(a) herein.

Advancing Person:   As defined in Section 3.22(a) herein.

Adjustment Date:  With respect to each adjustable-rate Mortgage Loan each adjustment date on which the Mortgage Rate thereon changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each such adjustable-rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

Aggregate Loan Balance:  As of  any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Collection Period.

Aggregate Loan Group Balance:  As to any Loan Group and as of any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in that Loan Group, except as otherwise provided, as of the last day of the related Collection Period.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the applicable Collection Account and any interest due and actually received from the related Mortgagor that accrued during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date with respect to such Mortgage Loan in connection with such  Principal Prepayments in full. Ancillary Income does not include any Prepayment Premiums.

Applied Loss Amount:  As to any Distribution Date, an amount equal to the excess, if any of (i) the aggregate Class Principal Balance of the Certificates, after giving effect to all Realized Losses incurred with respect to Mortgage Loans during the Collection Period for such Distribution Date and payments of principal on such Distribution Date over (ii) the Aggregate Loan Balance for such Distribution Date.

Appraised Value:  The amount set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

Assignment and Assumption Agreement:  That certain assignment and assumption agreement dated as of July 1, 2002, by and between DLJMC, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

B-1 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balances of the Senior Certificates and the aggregate Class Principal Balances of the Class M-1 Certificates and Class M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 96.09% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

B-2 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balances of the Senior Certificates and the aggregate Class Principal Balances of the Class M-1 Certificates, Class M-2 Certificates and Class B-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 98.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Balloon Loan:  Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Basis Risk Reserve Fund:  The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.06 in the name of the Trustee for the benefit of the Certificateholders and designated “U.S. Bank National Association in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Asset Trust 2002-2, Home Equity Pass-Through Certificates, Series 2002-2.”  The Basis Risk Reserve Fund shall not be part of any REMIC.  Funds in the Basis Risk Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Basis Risk Shortfall:  For any Class of LIBOR Certificates and any Distribution Date, the sum of (i) the excess, if any, of the related Current Interest calculated on the basis of the lesser of (x) the Certificate Index plus the applicable Certificate Margin and (y) the Maximum Interest Rate over the related Current Interest for the applicable Distribution Date; (ii) any Basis Risk Shortfall remaining unpaid from prior Distribution Dates; and (iii) interest accrued during the related Accrual Period on the amount in clause (ii) calculated at a per annum rate equal to the lesser of (x) the Certificate Index plus the applicable Certificate Margin and (y) the Maximum Interest Rate.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, or savings and loan institutions in the States of Colorado, Illinois, Utah or Texas are authorized or obligated by law or executive order to be closed.

Carryforward Interest:  For any Class of Offered Certificates and Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from the immediately preceding Distribution Date exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and (2) with respect to the Offered Certificates (other than the Class A-IO Certificates), interest on such amount for the related Accrual Period at the applicable Pass-Through Rate for such Distribution Date.

Certificate:  Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

Certificate Account:  The separate Eligible Account created and maintained with the Trustee, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies.

Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and, in the case of any Subordinate Certificates, reduced by any Applied Loss Amounts allocated to such Class on prior Distribution Dates pursuant to Section 4.03. Exclusively for the purpose of determining any subrogation rights of FSA arising under Section 4.07 hereof, “Certificate Balance” of the Class A-1, Class A-2 and Class A-3 Certificates shall not be reduced by the amount of any payments made by FSA in respect of principal on such Certificates under the FSA Policy, except to the extent such payment shall have been reimbursed to FSA pursuant to the provisions of this Agreement.

Certificate Index:  With respect to each Distribution Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 a.m., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by Olympus), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date. On the Interest Determination Date immediately preceding each Distribution Date, the Trustee shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date and inform the Servicers of such rate.

Certificate Insurer:  FSA, as issuer of the FSA Policy.

Certificate Margin:  As to each Class of LIBOR Certificates, the applicable amount set forth below:

	Certificate
Class of LIBOR Certificates	Margin
	(1)	(2)
A-1	0.270%	0.540%
A-2	0.300%	0.600%
A-3	0.290%	0.580%
A-4	0.350%	0.700%
M-1	0.800%	1.200%
M-2	1.350%	1.850%
B-1	2.100%	2.600%
B-2	2.500%	3.000%
R	0.350%	(3)

______________________

(1)

Prior to and on the Optional Termination Date.

(2)

After the Optional Termination Date.

(3)

It is expected that the Class Principal Balance of the Class R Certificate will be reduced to zero prior to the Optional Termination Date.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

Certificate Register:  The register maintained pursuant to Section 5.02.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, and, with respect to the Class A-1, Class A-2 and Class A-3 Certificates, FSA to the extent of any amount paid under the FSA Policy in respect of principal, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class A-1 Net Funds Cap: For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A Group 2 Net Funds Cap: For any Distribution Date and the Class A-2, Class A-3, Class A-4 and Class R Certificates will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap: For any Distribution Date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution Date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A Group 2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-2, Class A-3 and Class A-4 Certificates on that Distribution Date by the Class Principal Balance of the Class A-2, Class A-3 and Class A-4 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2, Class A-3 and Class A-4 Certificates, respectively and (bb) 67.00%.

Class A-IO Notional Amount:  For any Distribution Date on or prior to the January 2005 Distribution Date, will equal 67.00% of the aggregate of the Class Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates immediately prior to that Distribution Date.  After the Distribution Date in January 2005, the Class A-IO Notional Amount will equal zero.

Class Principal Balance:  With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class R Certificate:  A Certificate representing the Subsidiary REMIC Residual Interest, the Intermediate REMIC Residual Interest and the Master REMIC Residual Interest.

Class X Distributable Amount:  With respect to any Distribution Date, the excess of (i) the sum of (a) the interest accrued during the related Accrual Period on the Class X notional balance at the Pass-Through Rate for the Class X Certificates, as described in the Preliminary Statement, (b) the amounts so accrued in all prior Accrual Periods, and (c) any Overcollateralization Release Amounts for such Distribution Dates over (ii) all amounts distributed pursuant to Section 4.02(e)(i) through 4.02(e)(xi) on such Distribution Date.

Closing Date:  July 29, 2002.

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

Collection Account:  The accounts established and maintained by a Servicer in accordance with Section 3.06.

Collection Period:  With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Compensating Interest Payment:  For any Distribution Date and the Mortgage Loans serviced by a Servicer, the lesser of (i) the aggregate Servicing Fee payable to that Servicer on such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the Mortgage Loans for that Distribution Date.

Corporate Trust Office:  The designated office of the Trustee in the State of Minnesota at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East Fifth Street, St. Paul, MN 55101, Attn:  Corporate Trust Structured Finance, Ref: Home Equity 2002-2.

Credit Risk Manager:  The Murrayhill Company, a Colorado corporation, and any successor.

Credit Risk Management Agreements:  The respective agreements between each Servicer and the Credit Risk Manager dated as of July 29, 2002.

Credit Risk Manager Fee:  The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to one-twelfth of the Credit Risk Manager Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

Credit Risk Manager Fee Rate:  0.0175% per annum.

Current Interest:  For any interest bearing Class of Offered Certificates and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance or Class A-IO Notional Amount, as applicable, of such Class during the related Accrual Period; provided, that if and to the extent that on any Distribution Date the Interest Remittance Amount is less than the aggregate distributions required pursuant to Section 4.02(a) without regard to this proviso as a result of Interest Shortfalls, then the Current Interest on each Class will be reduced, on a pro rata basis in proportion to the amount of Current Interest for each Class without regard to this proviso, by such Interest Shortfalls for such Distribution Date.

Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodian:  LaSalle Bank National Association, or its successor in interest.

Custodial Agreement:  The Custodial Agreement dated as of the date hereof between LaSalle Bank National Association, as custodian and the Trustee.

Cut-off Date:  July 1, 2002.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Defective Mortgage Loan:  Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

Deferred Amount:  For any Class of Subordinate Certificates (other than the Class X Certificates) and Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.  Any payment of Deferred Amount pursuant to Section 4.02(e) shall not result in a reduction to the Class Principal Balance of the Class of Certificate to which it is distributed.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  As defined in Section 2.03(d) herein.

Delinquency Rate:  For any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such month.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  As to any Distribution Date and any Mortgage Loan, the Business Day immediately preceding the 18th day of each month.

Distribution Date:  The 25th day of each month or if such day is not a Business Day, the first Business Day thereafter, in each case commencing in August 2002.

Disqualified Organization:  A “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an “electing large partnership” within the meaning of Section 775 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term “United States”, “State” and “international organizations” shall have the meanings set forth in Section 7701 of the Code.

DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

Due Date:  With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due, which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the day in such calendar month on which such Scheduled Payments are due, exclusive of any days of grace.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

Eligible Investments:  Any one or more of the obligations and securities listed below:

(i)

direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody’s;

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in the highest ratings by each Rating Agency, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each Rating Agency;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) the short-term debt obligations of which are rated A-1 or higher by S&P rated A-2 or higher by Moody’s; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral, and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of Moody’s, and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment;

(v)

commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category by each Rating Agency, at the time of such investment;

(vi)

a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of Moody’s, and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment; and

(vii)

money market funds having ratings in the highest available rating category of Moody’s and either “AAAm” or “AAAm-G” of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the applicable Servicer or the Trustee and any such funds that are managed by the applicable Servicer or the Trustee or their respective Affiliates or for the applicable Servicer or the Trustee or any Affiliate of either acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (vii);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  With respect to any ERISA-Restricted Certificate, a best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriters’ Exemption.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by each Servicer pursuant to Section 3.19.

Escrow Account:  The separate account or accounts created and maintained by the applicable Servicer pursuant to Section 3.07.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default:  As defined in Section 7.01 herein.

Expense Fee:  As to each Mortgage Loan, the sum of the related Servicing Fee, the Trustee Fee, the Credit Risk Manager Fee and any lender paid Primary Insurance Policy premium, if applicable.

Expense Fee Rate:  As to each Mortgage Loan and any date of determination, the sum of the related Servicing Fee Rate, the Trustee Fee Rate, the Credit Risk Manager Fee Rate and the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable.

Fairbanks:  Fairbanks Capital Corp, a Utah corporation, and its successors and assigns.

Fairbanks Performance Evaluation:  As described in Section 3.23 herein.

Fairbanks Serviced Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Fairbanks Termination Test:  With respect to the Fairbanks Serviced Loans and any Distribution Date, Fairbanks will fail the Fairbanks Termination Test if (a) Fairbanks fails the Fairbanks Performance Evaluation as set forth in Section 3.23 herein and (b) the Realized Loss Percentage for the Fairbanks Serviced Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
August 2002 – July 2004	1.50%
August 2004 – July 2005	3.00%
August 2005 – July 2006	5.00%
August 2006 and thereafter	7.00%

Fair Credit Reporting Act: 15 U.S.C. §§1681 et seq.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by each Servicer pursuant to Section 3.19.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or any Servicer pursuant to or as contemplated by Section 3.12(f) or Section 9.01), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

Final Scheduled Distribution Date:  The Distribution Date in December 2032.

FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

FNMA:  The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FNMA Guides:  The FNMA Sellers’ Guide and the FNMA Servicers’ Guide and all amendments or additions thereto.

FSA:  Financial Security Assurance Inc., a New York stock insurance company, or any successor thereto.

FSA Account:  The account established pursuant to Section 4.07(c) hereof.

FSA Contact Persons:  Collectively, the officers designated by each Servicer to provide information to FSA pursuant to Section 4.07(l).

FSA Default:  As defined in Section 4.07(o) herein.

FSA Policy:  The irrevocable Certificate Guaranty Insurance Policy, No. 51308 including any endorsements thereto, issued by FSA with respect to the Class A-1, Class A-2 and Class A-3 Certificates, in the form attached hereto as Exhibit P.

FSA Premium:  With respect to any Distribution Date, an amount equal to 1/12th of the product of (a) the aggregate Class Principal Balance of the Class A Certificates, other than the Class A-4 Certificates, as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date) and (b) the FSA Premium Rate.

FSA Premium Rate:  0.06% per annum.

FSA Reimbursement Amount:  The sum of (i) all amounts paid by FSA under the FSA Policy which have not been previously reimbursed, (ii) all unpaid FSA Premiums, (iii) all amounts due to FSA under this Agreement and (iv) interest on the foregoing at the Late Payment Rate.

Gross Margin:  With respect to each adjustable-rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

Group 1 Allocation Amount:  For any Distribution Date, the product of the Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount derived for Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 2 Allocation Amount:  For any Distribution Date, the product of the Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount derived from Loan Group 2 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Excess Interest Amount:  For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.02(e)(i)(A) and a fraction the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Guaranteed Distributions:  As defined in the FSA Policy.

Index:  With respect to each adjustable-rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Insolvency Proceeding:  As defined in Section 4.07(k) herein.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any Primary Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds of any Primary Insurance Policies and any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures.

Insured Payments:  As to any Distribution Date, amounts actually paid under the FSA Policy.

Interest Determination Date:  With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

Interest Remittance Amount:  For any Distribution Date and Loan Group, an amount equal to the sum of (1) all interest collected (other than related Payaheads, if applicable) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all Payoffs and Curtailments received on the Mortgage Loans in such Loan Group during the related Prepayment Period (other than interest on Principal Prepayments that occur during the portion of the Prepayment Period that is in the same calendar month as the related Distribution Date), less (x) the Servicing Fees and any lender paid Primary Insurance Policy premiums with respect to such Mortgage Loans and (y) unreimbursed Advances and other amounts due to a Servicer or Trustee with respect to such Mortgage Loans, to the extent allocable to interest, (2) all Compensating Interest Payments paid by a Servicer with respect to the related Mortgage Loans with respect to such Distribution Date, (3) the portion of any Substitution Adjustment Amount or Repurchase Price paid with respect to such Mortgage Loans during the calendar month immediately preceding the Distribution Date allocable to interest and (4) all Net Liquidation Proceeds, and any Insurance Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Servicing Fees) collected with respect to such Mortgage Loans during the prior calendar month, to the extent allocable to interest.

Interest Shortfall:  For any Distribution Date, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans resulting from (a) Prepayment Interest Shortfalls to the extent not covered by a Compensating Interest Payment and (b) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Soldiers’ and Sailors’ Civil Relief Act of 1940.

Intermediate REMIC:  As specified in the Preliminary Statement.

Late Payment Rate:  means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by JPMorgan Chase Bank at its principal office in New York, New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Class A Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York or Minnesota or in the city of London, England are required or authorized by law to be closed.

LIBOR Certificates:  As defined in the Preliminary Statement.

Liquidation Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property (exclusive of any possibility of a deficiency judgment).

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan Group:  Any of Loan Group 1 or Loan Group 2, as applicable.

Loan Group 1:  All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 2:  All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the sum of the principal balance of the related Mortgage Loan at such date of determination, and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the related Mortgaged Property and the Appraised Value of the related Mortgaged Property, or (b) in the case of a refinance, the amount set forth in an appraisal made in connection with the refinancing of the related Mortgaged Loan as the value of the related Mortgaged Property.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Lower Tier Interest:  An interest in either the Subsidiary REMIC or the Intermediate REMIC, as described in the Preliminary Statement, those interests having an LT1 designation being interests in the Subsidiary REMIC and those having an LT2 designation being interests in the Intermediate REMIC.

M-1 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 80.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

M-2 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balances of the Senior Certificates and the Class Principal Balance of the Class M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 89.01% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master REMIC:  As specified in the Preliminary Statement.

Maximum Interest Rate:  For the Class A-1, Class A-2, Class A-3, Class A-4 and Class R Certificates and any Distribution Date, an annual rate equal to the weighted average of (i) the weighted average Maximum Mortgage Rates minus the weighted average Expense Fee Rate of the adjustable-rate mortgage loans in the related Loan Group and (ii) the weighted average Net Mortgage Rates of the fixed-rate mortgage loans in the related Loan Group. For the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and any Distribution Date, an annual rate equal to the weighted average of (x) the weighted average Maximum Mortgage Rates minus the weighted average Expense Fee Rate of the adjustable-rate Mortgage Loans in both Loan Groups and the (y) weighted average Net Mortgage Rates of the fixed-rate Mortgage Loans in both Loan Groups.  All weighted averages calculated hereunder shall be based on Stated Principal Balance of the applicable Mortgage Loans as of the first day of the related Collection Period.

Maximum Mortgage Rate:  With respect to each Mortgage Loan having an adjustable-rate Mortgage Rate, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

Minimum Mortgage Rate:  With respect to each Mortgage Loan having an adjustable-rate Mortgage Rate, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

Monthly Excess Cashflow:  For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

Monthly Excess Interest:  As to any Distribution Date, the Interest Remittance Amount remaining after the application of payments pursuant to clauses (i) through (x) of Section 4.02(a) and the Principal Payment Amount remaining after the application of payments pursuant to clauses (i) through (vi) of Section 4.02(c) or 4.02(d), as applicable.

Monthly Statement:  The statement delivered to the Certificateholders pursuant to Section 4.04.

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto. For purposes of Section 10.05(b) the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Pass-Through Monitoring, or such other address as Moody’s may hereafter furnish to the Depositor, the Servicer and the Trustee.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File:  The Mortgage documents listed in Section 2.01(b) hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee or the Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  Such mortgage loans include conventional, adjustable-rate and fixed-rate, fully amortizing and balloon, first lien residential mortgage loans, all of which have original terms to stated maturity of up to 30 years.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to Section 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan Group:

(i)

the Mortgage Loan identifying number;

(ii)

the Mortgagor’s name;

(iii)

the street address of the Mortgaged Property including the state and zip code;

(iv)

a code indicating the type of Mortgaged Property and the occupancy status;

(v)

a code indicating the servicer;

(vi)

the original months to maturity;

(vii)

a code indicating the Loan-to-Value Ratio at origination;

(viii)

the Mortgage Rate as of the Cut-off Date;

(ix)

the stated maturity date;

(x)

the amount of the Scheduled Payment as of the Cut-off Date;

(xi)

the original principal amount of the Mortgage Loan;

(xii)

the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

(xiii)

the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(xiv)

a code indicating whether a Prepayment Premium is required to be paid in connection with a prepayment of the Mortgage Loan and the amount of the Prepayment Premium;

(xv)

an indication whether the Mortgage Loan accrues interest at an adjustable Mortgage Rate or a fixed Mortgage Rate;

(xvi)

the Index that is associated with such Mortgage Loan, if applicable;

(xvii)

the Gross Margin, if applicable;

(xviii)

the Periodic Rate Cap, if applicable;

(xix)

the Minimum Mortgage Rate, if applicable;

(xx)

the Maximum Mortgage Rate, if applicable;

(xxi)

the first Adjustment Date after the Cut-off Date, if applicable; and

(xxii)

the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable.

With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

(xxiii)

the number of Mortgage Loans;

(xxiv)

the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

(xxv)

the weighted average Mortgage Rate of the Mortgage Loans.

Mortgage Note:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Pool:  All of the Mortgage Loans.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

Mortgaged Property:  The underlying real property securing a Mortgage Loan.

Mortgagor:  The obligor(s) on a Mortgage Note.

Net Excess Spread:  With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (i) the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans, multiplied by the product of (a) the Net WAC Rate and (b) the actual number of days elapsed in the related Accrual Period divided by 360, over (ii) the aggregate Current Interest for such Distribution Date, and the denominator of which is an amount equal to the Aggregate Loan Balance for such Distribution Date of the Mortgage Loans, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

Net Funds Cap:  Any of the Class A-1 Net Funds Cap, the Class A Group 2 Net Funds Cap, the Class A-IO Net Funds Cap, or the Subordinate Net Funds Cap, as applicable.

Net Liquidation Proceeds:  Liquidation Proceeds, net of (1) unreimbursed, reasonable out-of-pocket expenses and (2) unreimbursed Servicing Fees, Servicing Advances and Advances.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Fee Rate.

Net WAC Rate:  As to any Distribution Date, a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans for the related Collection Period, weighted on the basis of the Stated Principal Balances as of the first day of the related Collection Period.

Nonrecoverable Advance:  With respect to any Mortgage Loan, any portion of an Advance or a Servicing Advance previously made or proposed to be made by the related Servicer that, in the good faith judgment of such Servicer, will not be ultimately recoverable by such Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notional Amount Certificates:  As specified in the Preliminary Statement.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President or the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of a Servicer or any certificate of any Servicing Officer, and delivered to the Depositor or the Trustee, as the case may be, as required by this Agreement.

Olympus:  Olympus Servicing, L.P., a Delaware limited partnership, and its successors and assigns.

Olympus Serviced Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or a Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicers, (ii) not have any material direct financial interest in the Depositor or the Servicers or in any affiliate of either, and (iii) not be connected with the Depositor or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. The cost of any Opinion of Counsel, except as otherwise specifically provided herein, shall not be at the expense of the Trustee.

Optimal Interest Remittance Amount:  For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the FSA Premium Rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 Certificates or the Class A-2 and Class A-3 Certificates, as applicable for such Loan Group, divided by the applicable Aggregate Loan Group Balance as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans and were not taken into account in computing the Expense Fee Rate.

Optional Termination Date:  The first Distribution Date on which Olympus may exercise its right to terminate the Trust Fund pursuant to Section 9.01.

OTS:  The Office of Thrift Supervision.

Outsourcer:  As defined in Section 3.02 herein.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i)

Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

(ii)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Payoff prior to such Due Date and which did not become a Liquidation Mortgage Loan prior to such Due Date.

Overcollateralization Amount:  For any Distribution Date, an amount equal to the amount, if any, by which (x) the applicable Aggregate Loan Balance for such Distribution Date exceeds (y) the aggregate Class Principal Balance of the Offered Certificates after giving effect to payments on such Distribution Date.

Overcollateralization Commencement Date:  Either (i) the October 2002 Distribution Date or (ii) the September 2002 Distribution Date if more than 3% of the Mortgage Loans (by Aggregate Loan Balance as of the Cut-off Date) which were less than 30 days delinquent as of the Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date, prior to the close of business on August 30, 2002.

Overcollateralization Deficiency:  For any Distribution Date will be equal to the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Certificates resulting from the payment of the Principal Payment Amount on such Distribution Date, but prior to allocation of any Applied Loss Amount on such Distribution Date.

Overcollateralization Release Amount:  For any Distribution Date, an amount equal to the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Certificates, exceeds (2) the Targeted Overcollateralization Amount for such date.

Ownership Interest:  As to any Residual Certificate, any ownership or security interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Rate: With respect to the any Class of LIBOR Certificates and any Distribution Date, a per annum rate equal to the lesser of (x) the related Certificate Index for such Distribution Date, plus the related Certificate Margin and (y) the applicable Net Funds Cap for such Distribution Date.  With respect to the Class A-IO Certificates and any Distribution Date on or prior to January 2005, a per annum rate equal to the lesser of (a) the excess, if any, of 8.00% over the Certificate Index for such Distribution Date and (b) the Class A-IO Net Funds Cap.  With respect to the Class X Certificates, the rate set forth in the Preliminary Statement.

Payahead:  Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

Payoff:  Any payment of principal on a Mortgage Loan equal to the entire outstanding principal balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

Percentage Interest:  As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Performance Standards:  The standards set forth in Exhibit S herein.

Permitted Transferee:  Any person other than a Disqualified Organization or a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI. The terms “United States” and “State” shall have the meanings set forth in section 7701 of the Code or successor provisions.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates:  As specified in the Preliminary Statement.

Preference Claim:  As defined in Section 4.07(k) herein.

Prepayment Interest Shortfall:  As to any Distribution Date, Mortgage Loan and Principal Prepayment, other than Principal Prepayments in full that occur during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date, the difference between (i) one full month’s interest at the applicable Mortgage Rate, as reduced by the Servicing Fee Rate on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest due and actually received from the related Mortgagor that accrued during the month immediately preceding such Distribution Date with respect to such Mortgage Loan in connection with such Principal Prepayment, as reduced by the Servicing Fee.

Prepayment Premium:  With respect to each Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the Mortgage Loan Schedule.

Prepayment Period:  With respect to any Distribution Date and any Payoff, the period from the fifteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from the Cut-off Date) through the fourteenth day of the month in which such Distribution Date occurs. With respect to any Distribution Date and any Curtailment, the calendar month preceding such Distribution Date.

Primary Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Payment Amount:  For any Distribution Date, an amount equal to the related Principal Remittance Amount for such date minus the related Overcollateralization Release Amount, if any, for such date.

Principal Prepayment:  Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

Principal Remittance Amount:  For any Distribution Date, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period (less unreimbursed Advances, Servicing Advances and other amounts due to a Servicer and the Trustee with respect to such Mortgage Loans, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Collection Period, (2) all Principal Prepayments on the Mortgage Loans received during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller or a  Servicer during the calendar month immediately preceding such Distribution Date, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal and (5) all Net Liquidation Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the Mortgage Loans during the prior calendar month, to the extent allocable to principal.

Private Certificates:  As specified in the Preliminary Statement.

Prospectus Supplement:  The Prospectus Supplement dated July 25, 2002 relating to the Offered Certificates.

PUD:  Planned Unit Development.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Substitute Mortgage Loan:  One or more Mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, individually or in the aggregate and on a weighted average basis, as applicable, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan in the Trust immediately prior to any substitution; (v) if the Deleted Mortgage Loan is an adjustable-rate Mortgage Loan, have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective rates for the Deleted Mortgage Loan, have a Gross Margin equal to or greater than the Deleted Mortgage Loan and have the same Index as the Deleted Mortgage Loan and (vi) comply with each representation and warranty set forth in Section 2.03(b).

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Ratings:  As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

Realized Loss:  With respect to each Liquidation Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidation Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidation Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidation Mortgage Loan.

Realized Loss Percentage:  For the purposes of the Fairbanks Termination Test and with respect to the Fairbanks Serviced Loans and any Distribution Date, the percentage produced by the following calculation:  (i) the aggregate amount of cumulative Realized Losses incurred on the related Mortgage Loans from the Cut-off Date through the last day of the related Due Date, minus (ii) any amount received with respect to Realized Losses on the related Mortgage Loans subsequent to a Final Recovery Determination being made with respect to such Mortgage Loans, divided by (iii) the aggregate Cut-off Date Principal Balance of the related Mortgage Loans.

Record Date:  With respect to any Class of Physical Certificates and any Distribution Date, the last day of the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class of Certificates that is not a Physical Certificate and any Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 5.02, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Reference Bank Rate:  As to any Accrual Period relating to the LIBOR Certificates as follows:  the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by Olympus , as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks:  Three major banks that are engaged in the London interbank market, selected by Olympus , as identified in writing to the Trustee.

Regular Certificates:  As specified in the Preliminary Statement.

Reimbursement Amounts:  As defined in Section 3.22(a) herein.

Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Repurchase Price:  With respect to any Mortgage Loan required to be purchased by the Seller pursuant to this Agreement or purchased at the option of the Special Servicer pursuant to Section 3.12(g) of this Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest thereon at the applicable Mortgage Rate (reduced by the Servicing Fee Rate if the purchaser of the Mortgage Loan is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Repurchase Price is to be distributed to Certificateholders and (iii) in the case of a Mortgage Loan purchased by the Seller or Special Servicer, any unreimbursed Servicing Advances.

Request for Release:  The Request for Release submitted by a Servicer to the Custodian substantially in the form of Exhibit M.

Required Basis Risk Reserve Fund Amount:  With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the lesser of (a) $15,000 and (b) the product of 0.50% and the Aggregate Loan Balance. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, $5,000.

Required Basis Risk Reserve Fund Deposit:  With respect to any Distribution Date, the sum of (i) any Basis Risk Shortfall for such date and (ii) the excess, if any, of the Required Basis Risk Reserve Fund Amount for such Distribution Date over the amount on deposit in the Basis Risk Reserve Fund at the close of business on the Business Day immediately preceding such Distribution Date.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

Residual Certificates:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s or employee’s knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

Rolling Three Month Delinquency Rate:  For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the related Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.  For purposes of Section 10.05(c) the address for notices to S&P shall be Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041, Attention:  Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor, the Servicer and the Trustee.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Securities Act:  The Securities Act of 1933, as amended.

Seller:  DLJMC.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Enhancement Percentage:  For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case prior to giving effect to payments on such Distribution Date (assuming no Trigger Event has occurred), and the denominator of which is the Aggregate Loan Balance as of the first day of the related Collection Period.

Senior Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 68.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Servicer:  Olympus or Fairbanks, or its successors in interest, as applicable.

Servicer Employee:  As defined in Section 3.19 herein.

Servicer Evaluation Trigger Date:  With respect to Fairbanks and the Fairbanks Serviced Loans, any date on which subsection (b) of the related Fairbanks Termination Test occurs.

Servicer Remittance Date:  With respect to any Mortgage Loan and Distribution Date, the second Business Day prior to that Distribution Date.

Servicer Termination Test:  With respect to the Mortgage Loans serviced by Olympus, and each Determination Date, the Servicer Termination Test will be failed if the Total Expected Losses for such Olympus Serviced Loans, exceeds the applicable percentages set forth below with respect to such Determination Date:

Determination Date Occurring In	Total Expected Losses
August 2002 – July 2007	10.75%
August 2007 and thereafter	16.00%

Servicing Advance:  All reasonable and customary “out of pocket” costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys’ fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any litigation related to a Mortgage Loan, (iii) the management and liquidation of any REO Property including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.10 or 3.12 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of a first lien Mortgage Loan, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to a Servicer to the extent provided in Sections 3.07(d)(ii) and 3.09(a)(ii), (iii), (iv) and (vi).

Servicing Advance Reimbursement Amounts:  As defined in Section 3.22(a) herein.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.15.

Servicing Fee Rate:  With respect to any Mortgage Loan, 0.50% per annum.

Servicing File:  With respect to each Fairbanks Serviced Loan, the Servicing File for such Mortgage Loan consisting of the following documents to the extent available:

(i)

Copy of the Mortgage File.

(ii)

Residential loan application.

(iii)

Mortgage Loan closing statement.

(iv)

Verification of employment and income, if applicable.

(v)

Verification of acceptable evidence of source and amount of downpayment.

(vi)

Credit report on Mortgagor.

(vii)

Residential appraisal report.

(viii)

Photograph of the Mortgaged Property.

(ix)

Survey of the Mortgaged Property.

(x)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(xi)

All required disclosure statements.

(xii)

If required in an appraisal, termite report, structural engineer’s report, water potability and septic certification.

(xiii)

Sales Contract, if applicable.

Servicing Officer:  With respect to a Servicer, any officer of that Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by such Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee.

Special Servicer:  Olympus Servicing, L.P. or any successor in interest.

Special Serviced Mortgage Loans:  Mortgage Loans for which the Special Servicer acts as Servicer pursuant to Section 3.03.

Startup Day:  The Closing Date.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidation Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Stepdown Date:  The date occurring on the later of (x) the Distribution Date in August 2005 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to payments on the Certificates on such Distribution Date) is greater than or equal to 32.00%.

Subordinate Certificates:  As specified in the Preliminary Statement.

Subordinate Group 1 Balance:  For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 1 Mortgage Loans as of the last day of the related Collection Period less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:  For any Distribution Date will be the aggregate of the Stated Principal Balances of the Group 2 Mortgage Loans as of the last day of the related Collection Period less the aggregate Class Principal Balances of the Class A-2, Class A-3, Class A-4 and Class R Certificates.

Subordinate Net Funds Cap:  For any Distribution Date and the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A Group 2 Net Funds Cap for such Distribution Date, weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subservicer:  Any Subservicer which is subservicing any of the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 3.02.

Subservicing Agreement:  An agreement between a Servicer and a Subservicer for the servicing of the related Mortgage Loans.

Subsidiary REMIC:  As specified in the Preliminary Statement.

Substitution Adjustment Amount:  As defined in Section 2.03 herein.

Targeted Overcollateralization Amount:  For any Distribution Date prior to the Stepdown Date, 1.00% of the Aggregate Loan Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, the greater of (a) 2.00% of the Aggregate Loan Balance for such Distribution Date, or (b) 0.50% of the Aggregate Loan Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

Telerate Page 3750:  The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

Total Expected Losses:  With respect to the Olympus Serviced Loans and any Determination Date, the fraction, the numerator of which is the sum of (i) the Stated Principal Balance of such Mortgage Loans 30-59 days Delinquent multiplied by 0.1075, (ii) the Stated Principal Balance of Mortgage Loans 60-89 days Delinquent multiplied by 0.2150, (iii) the Stated Principal Balance of Mortgage Loans 90 or more days Delinquent multiplied by 0.4300 and (iv) the Stated Principal Balance of Mortgage Loans in foreclosure and REO property multiplied by 0.4300, and the denominator of which is the aggregate Cut-off Date Principal Balance of such Olympus Serviced Loans.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

Trigger Event:  A Trigger Event will occur for any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 43.00% of the Senior Enhancement Percentage for such Distribution Date.

Trust:  Home Equity Asset Trust Series 2002-2 established pursuant to this Agreement.

Trust Fund:  The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Collection Accounts, the Certificate Account and the Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the Cut-off Date; (iv) the Depositor’s rights under the Assignment and Assumption Agreement; (v) the FSA Policy, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee:  U.S. Bank National Association, in its capacity as trustee under this agreement and assigns in such capacity.

Underwriters’ Exemption:  Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Trustee Fee:  The fee, if any, payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one twelfth of the Trustee Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

Trustee Fee Rate:  0.0045% per annum.

Voting Rights:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 98% of all Voting Rights shall be allocated among the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates. The portion of such 98% Voting Interests allocated to the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all such Classes then outstanding. The Class A-IO and the Class X Certificates shall each be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each such Class in accordance with their respective Percentage Interests. The Class R shall have no voting rights.

SECTION 1.02

Interest Calculations.

Interest on the LIBOR Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed. The calculation of all fees and interest on the Class A-IO Certificates, the Class X Certificates and on each Lower Tier Interest shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to (i) subject to Section 6.04(b), each Mortgage Loan, including all interest and principal received or receivable on or with respect to such Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date; (ii) any insurance policies in respect of the Mortgage Loans; (iii) the Depositor’s rights under the Assignment and Assumption Agreement and (iv) all proceeds of any of the foregoing. In addition, on or prior to the Closing Date, the Depositor shall cause FSA to deliver the FSA Policy to the Trustee.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

(i)

the electronic Mortgage Loan Schedule;

(ii)

(A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed “Pay to the order of __________, without recourse” and signed in the name of the last named endorsee by an authorized officer, or

(B)

with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(iii)

the original of any guarantee executed in connection with the Mortgage Note (if any);

(iv)

the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller;

(v)

the originals of all assumption, modification, consolidation or extension agreements (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(vi)

the original Assignment of Mortgage as appropriate, in recordable form, for the Mortgage Loan assigned in blank;

(vii)

the originals of all intervening Assignments of Mortgage, showing a complete chain of assignment from the originator of such Mortgage Loan to the Person assigning the Mortgage to the Trustee, including warehousing assignments, with evidence of recording on each such Assignment of Mortgage (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Trustee forthwith after return from such recording office); and

(viii)

the original mortgage title insurance policy, or if the policy has not yet been issued, an original or copy of a marked-up written commitment or a pro forma title insurance policy marked as binding and countersigned by the title insurance company or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter.

If the Seller delivers certified copies of any document or instrument set forth in Section 2.01(b) to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Custodian, within 60 days of the Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the applicable Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and in the case of (c) above, such original title policy (together with all riders thereto), upon receipt from the applicable title insurer.

As promptly as practicable subsequent to such transfer and assignment and delivery to it of each Assignment of Mortgage pursuant to clause (vi) above, and in any event, within thirty (30) days thereafter, the Trustee shall (at the Seller’s expense) (i) affix the Trustee’s name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such Assignment of Mortgage to be completed in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the Assignments of Mortgages to the Trustee, except that, with respect to any Assignment of Mortgage as to which the Trustee has not received the information required to prepare such Assignment of Mortgage in recordable form, the Trustee’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any Assignment of Mortgage referred to in clause (vi) above which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller’s expense) to the Trustee within twenty (20) days of the Closing Date, acceptable to the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

SECTION 2.02

Acceptance by the Trustee of the Mortgage Loans.

(a)

The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold or will cause its agent to hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold or will cause its agent to hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it or the Custodian will maintain possession of the Mortgage Notes in the State of Texas, State of California, State of Illinois or State of Minnesota, as directed by the Seller, unless otherwise permitted by the Rating Agencies.

The Trustee agrees to deliver as of 10:00 a.m. (New York time) on the Closing Date to the Depositor, FSA and the Servicers an Initial Certification from the Custodian in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in each such Initial Certification, the Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Seller, FSA and the Servicers a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

If, in the course of such review, the Trustee is notified by the Custodian that any document constituting a part of a Mortgage File does not meet the requirements of Section 2.01, the Trustee shall cause the Custodian to list such as an exception in the Final Certification; provided, however, that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

The Seller shall promptly correct or cure such defect within 90 days from the date it is so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (i) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (ii) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Repurchase Price of such Mortgage Loan; provided, however, that if the cure, substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, then the Seller shall be given 720 days from the Closing Date to cure such defect or substitute for, or repurchase such Mortgage Loan; and further provided, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Trustee’s failure to record such Assignment of Mortgage, and the Seller shall not be obligated to repurchase or cure any Mortgage Loan as to which such Assignment of Mortgage is not recorded. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Trustee or Custodian. Any such substitution effected more than 90 days after the Closing Date shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution shall not be effected prior to the additional delivery to the Trustee, or the Custodian on its behalf, of a Request for Release substantially in the form of Exhibit M and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Repurchase Price for any such Mortgage Loan shall be deposited by the Seller in the applicable Collection Account on or prior to the Business Day immediately preceding the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit M hereto, the Trustee, or the Custodian on its behalf, shall release the related Mortgage File to the Seller and shall execute and deliver at such entity’s request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.

(b)

It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

(c)

All of the Mortgage Files are being held pursuant to the Custodial Agreement.  Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02, 2.05, 3.12 shall be performed by the Custodian.  At the expense of DLJMC, the Trustee, from time to time, shall instruct or cause the instruction of the Custodian to deliver the Mortgage Files to the Trustee for completion and recordation of the Assignments of Mortgage.

SECTION 2.03

Representations and Warranties of the Seller and Servicers.

(a)

Each of DLJMC, Olympus and Fairbanks in its capacity as Seller or Servicer, as applicable, hereby makes on behalf of themselves the representations and warranties set forth in Schedule IIA, Schedule IIB and Schedule IIC hereto, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

(b)

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III to the Depositor and the Trustee, as of the Closing Date, or the date specified therein, with respect to the Mortgage Loans identified on Schedule I hereto.  Any breach of the representation and warranty set forth in clause (xx) of Schedule III hereto shall be deemed to materially and adversely affect the interest of the Certificateholders in that Mortgage Loan.

(c)

If any Mortgage Loan less than thirty days delinquent as of the Cut-off Date (i) fails to make its Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date and (ii) becomes 30 days or more delinquent with respect to such Scheduled Payment, then the Seller shall be deemed to have breached the representation and warranty set forth in clause (iv) of Schedule III hereto; provided, that in no event shall such representation and warranty be automatically breached with respect to more than 3% of the Aggregate Loan Balance as of the Cut-off Date; provided, however, that the Seller shall not be deemed to have automatically breached such representation and warranty in the event that such Scheduled Payment is made during the period commencing on the second day of the month succeeding the month in which the Cut-off Date occurs and ending on the Determination Date occurring in such month.  The applicable Servicer shall notify the Seller of any such delinquency and the Seller shall comply with the provisions of Section 2.03(d) hereto as to that Mortgage Loan.

(d)

Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Repurchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit M and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Seller shall promptly reimburse the related Servicer and the Trustee for any actual out-of-pocket expenses reasonably incurred by the related Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to any representation and warranty described in this Section which are made to the best of the Seller’s knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Qualified Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the Collection Period related to the Distribution Date in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Collection Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Seller shall amend the related Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the related Servicer and the Depositor. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the applicable Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall or shall cause the Custodian to release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller’s direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the applicable Collection Account by the Seller on or before the Business Day immediately preceding the related Servicer Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

One or more mortgage loans may be substituted for one or more Deleted Mortgage Loans.  The determination of whether a mortgage loan is a Qualified Substitute Mortgage Loan may be satisfied on an individual basis.  Alternatively, if more than one mortgage loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such mortgage loans and Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such mortgage loans are Qualified Substitute Mortgage Loans.

In the event that the Seller shall have repurchased a Mortgage Loan, the Repurchase Price therefor shall be deposited in the related Collection Account pursuant to Section 3.06 on or before the Business Day immediately preceding the related Servicer Remittance Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Repurchase Price and receipt of a Request for Release in the form of Exhibit M hereto, the Trustee shall release or cause the Custodian to release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee, or to the Custodian on the Trustee’s behalf, for the benefit of the Certificateholders.

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee, or to the Custodian on the Trustee’s behalf.

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

(a)

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

(b)

Upon discovery by the Depositor, the Seller, a Servicer, or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller’s option, to either (i) substitute, if the conditions in Section 2.03(d) with respect to substitutions are satisfied, a Qualified Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

SECTION 2.06

Execution and Delivery of Certificates.

The Trustee acknowledges receipt by the Custodian on its behalf of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and the Basis Risk Reserve Fund and, concurrently with such receipt, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement according to its terms.

SECTION 2.07

REMIC Matters.

The Preliminary Statement sets forth the designations and “latest possible maturity date” for federal income tax purposes of all interests created hereby. The “Startup Day” for purposes of the REMIC Provisions shall be the Closing Date. The “tax matters person” with respect to each REMIC hereunder shall be the holder of the Class R Certificate.  The Trustee on behalf of the holders of the Class R Certificates shall act as agent for the “tax matters person”.  By its acceptance of a Class R Certificate, each holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of each REMIC pursuant to the specific duties outlined herein.  Each REMIC’s fiscal year shall be the calendar year.

SECTION 2.08

Covenants of the Servicers.

Each Servicer hereby covenants to the Depositor and the Trustee for itself only as follows:

(a)

such Servicer shall comply in the performance of its obligations under this Agreement in all material respects with all reasonable rules and requirements of the insurer under each Primary Insurance Policy; and

(b)

no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

SECTION 2.09

Conveyance of Subsidiary REMIC Regular Interests and Intermediate REMIC Regular Interests and Acceptance of Master REMIC, Respectively, by the Trustee; Issuance of Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Subsidiary REMIC Regular Interests and Intermediate REMIC Regular Interests for the benefit of the holders of the Certificates.  The Trustee acknowledges receipt of the Subsidiary REMIC Regular Interests and Intermediate REMIC Regular Interests (both of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and ultimate benefit of the holders of the Certificates. The interests evidenced by the Master REMIC Residual Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in the Master REMIC.

(b)

Concurrently with (i) the assignment and delivery to the Trustee of the Subsidiary REMIC and the Intermediate REMIC (including the Residual Interests therein represented by the Subsidiary REMIC Residual Interest and Intermediate REMIC Residual Interest, respectively) and the acceptance by the Trustee thereof, pursuant to Section 2.01, Section 2.02 and Section 2.09(a) and (ii) the assignment and delivery to the Trustee of the Master REMIC (including the Residual Interest therein represented by the Master REMIC Residual Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.09(b), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Subsidiary REMIC Residual Interest and Intermediate REMIC Residual Interest and the Master REMIC Residual Interest.

ARTICLE III

ADMINISTRATION AND SERVICING
OF MORTGAGE LOANS

SECTION 3.01

Servicers to Service Mortgage Loans.

For and on behalf of the Certificateholders, each Servicer shall service and administer the related Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices.  The obligations of each of Olympus and Fairbanks hereunder to service and administer the Mortgage Loans shall be limited to the Olympus Serviced Loans and the Fairbanks Serviced Loans respectively; and with respect to the duties and obligations of each Servicer, references herein to “Mortgage Loans” or related “Mortgage Loans” shall be limited to the Olympus Serviced Loans, including the Special Serviced Mortgage Loans at any time Olympus is the Special Servicer (and the related proceeds thereof and related REO Properties), in the case of Olympus, and the Fairbanks Serviced Loans (and the related proceeds thereof and related REO Properties), in the case of Fairbanks, and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans.  In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, provided that a Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee or the Certificateholders under this Agreement.  Each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to such Servicer.

In accordance with the standards of the preceding paragraph, the Servicers shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.09. The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

With respect to the Mortgage Loans, the Servicer of such Mortgage Loans agrees that, with respect to the Mortgagors of such Mortgage Loans, such Servicer for each Mortgage Loan shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement.

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

(a)

The Mortgage Loans may be subserviced by a Subservicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicer imposed by FHLMC, or which would require notification to FNMA or FHLMC. A Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by a Servicer of a Subservicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of a Subservicer as fully as if such acts and omissions were those of a Servicer.  The related Servicer shall pay all fees and expenses of any Subservicer engaged by such Servicer from its own funds.

Notwithstanding the foregoing, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of such Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer. In such event, the use by a Servicer of any such Outsourcer shall not release the related Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the related Servicer, and the related Servicer shall pay all fees and expenses of the Outsourcer from such Servicer’s own funds.

(b)

At the cost and expense of the related Servicer, without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account, the related Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a); provided, however, that nothing contained herein shall be deemed to prevent or prohibit a Servicer, at the related Servicer’s option, from electing to service the related Mortgage Loans itself. In the event that a Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 7.01, and if requested to do so by the Trustee, the related Servicer shall at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. The related Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from such Servicer’s own funds without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account.

(c)

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Subservicer, a Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, no Servicer shall be relieved of its obligations to the Depositor, Trustee or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans. A Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of such Servicer by such Subservicer or Outsourcer, as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Subservicer or Outsourcer regardless of whether such payments are remitted by the Subservicer or Outsourcer to the related Servicer.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the related Servicer alone, and the Depositor, the Trustee, the Special Servicer and the other Servicer shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability to pay a Subservicer’s fees and expenses.

SECTION 3.03

Special Serviced Mortgage Loans.

If directed by the Special Servicer and solely at the Special Servicer’s option, a Servicer shall transfer the servicing of any Mortgage Loan 90 days or more delinquent to the Special Servicer.  The Special Servicer shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter and the related predecessor Servicer shall have no further responsibility with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of such Servicer pursuant to Section 3.10 hereof or for any acts or omissions of the related predecessor Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of such predecessor Servicer hereunder).  Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.15.

In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, each Servicer shall, at the Special Servicer’s expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer.  On the servicing transfer date, the Special Servicer shall reimburse the related predecessor Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees relating to the Mortgage Loans for which the servicing is being transferred.  The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.09(a) or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees paid by the Special Servicer to the predecessor servicer pursuant to this Section 3.03.  In addition, the Special Servicer shall amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

With respect to any Special Serviced Mortgage Loan, all references herein to Servicer shall be deemed to include the Special Servicer, as servicer, of such Special Serviced Mortgage Loan.

The Special Servicer may be replaced as special servicer by holders of the Class X Certificates representing a majority of the Percentage Interests of such Class.

SECTION 3.04

Notification of Adjustments.

With respect to each Mortgage Loan with an adjustable Mortgage Rate, the related Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The related Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the related Servicer or the receipt of notice from the Trustee that such Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, that Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss or deferral caused the Trustee thereby.

SECTION 3.05

Trustee to Act as Servicer.

In the event that a Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default, as defined in Section 7.01 herein), the Trustee or its successor shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of such Servicer pursuant to Section 3.10 hereof or any acts or omissions of the related predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof.

A Servicer shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Subservicing Agreement to the assuming party at the expense of such outgoing Servicer.

SECTION 3.06

Collection of Mortgage Loans; Collection Account; Certificate Account.

(a)

Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidation Mortgage Loans, a Servicer shall proceed in accordance with the customary and usual standards of practice of prudent mortgage loan servicers to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement  and any related Primary Insurance Policy and shall take special care with respect to Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and the Mortgaged Properties, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the related Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the related Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the related Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The related Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)

Each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled (depending upon the related Servicer) “Olympus Servicing, L.P., as servicer for U.S. Bank National Association, as trustee, in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Asset Trust 2002-2, Home Equity Pass-Through Certificates, Series 2002-2” or “Fairbanks Capital Corp., as servicer for U.S. Bank National Association, as trustee, in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Asset Trust 2002-2, Home Equity Pass-Through Certificates, Series 2002-2”, wherein the related Servicer will have access to such Collection Accounts. Each Collection Account shall be an Eligible Account. Any funds deposited in a Collection Account shall at all times be either invested in Eligible Investments or shall be fully insured to the full extent permitted under applicable law. Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.09.

(c)

Each Servicer shall deposit in the applicable Collection Account on a daily basis within two (2) Business Days following receipt, and, in each case, retain therein, the following collections remitted by Subservicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

(i)

all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the Servicing Fee Rate;

(iii)

all Liquidation Proceeds on the related Mortgage Loans;

(iv)

all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.10);

(v)

all Advances made by such Servicer pursuant to Section 4.01;

(vi)

all Substitution Adjustment Amounts and Repurchase Prices on the related Mortgage Loans;

(vii)

with respect to each Principal Prepayment on the related Mortgage Loans, the Prepayment Interest Shortfall, if any, for the Prepayment Period. The aggregate of such deposits shall be made from the applicable Servicer’s own funds, without reimbursement therefor, up to a maximum amount per month equal to the Compensating Interest Payment, if any, for the Mortgage Loans serviced by that Servicer and Distribution Date;

(viii)

any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property pursuant to Section 3.12; and

(ix)

any other amounts required to be deposited hereunder.

The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by a Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.06, a Servicer may deduct from amounts received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment representing the Servicing Fee. In the event that a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.  Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account.  The Trustee may conclusively rely on such notice and shall have no liability in connection with the withdrawal of such funds at the direction of a Servicer. Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.09(a).

(d)

On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account.  The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)

the aggregate amount remitted by the Servicers to the Trustee pursuant to Sections 3.06(g) and 3.09(a)(viii); and

(ii)

any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

In the event that a Servicer shall remit to the Trustee any amount not required to be remitted, it may at any time in writing direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering written notice to the Trustee (upon which the Trustee may conclusively rely) which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09(b). In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

(e)

Each institution at which a Collection Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein in Eligible Investments as directed in writing by the related Servicer which shall mature not later than the Servicer Remittance Date and shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly. The amount of any net investment losses in a Collection Account shall promptly be deposited by the related Servicer in such Collection Account.  The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account made in accordance with this Section 3.06.  All funds on deposit in the Certificate Account shall remain uninvested or may be invested by the Trustee, in its sole discretion in Eligible Investments selected by the Trustee.  All net income and gain realized from the investment of, and all earnings on, funds deposited in the Certificate Account shall be for the benefit of the Trustee and shall be available to be withdrawn pursuant to Section 3.09(b)(i).  The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account (other than as provided in this Section 3.06(e)) and made in accordance with this Section 3.06.

(f)

A Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. The Trustee shall give notice to each Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

SECTION 3.07

Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

(a)

To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “[Servicer’s name], in trust for various mortgagors related to Credit Suisse First Boston Mortgage Securities Corp., Home Equity Asset Trust 2002-2, Home Equity Pass-Through Certificates, Series 2002-2”. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related  Servicer in accordance with Section 3.07(d).

(b)

Each Servicer shall deposit in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)

all Escrow Payments collected on account of the related Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any related Mortgaged Property.

(c)

Each Servicer shall make withdrawals from the related Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.07(d).  Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the applicable Mortgagors. To the extent required by law, each Servicer shall pay interest on escrowed funds to the applicable Mortgagor notwithstanding that the related Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

(d)

Withdrawals from the Escrow Account or Accounts may be made by the related Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire, hazard and flood insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse such Servicer for any Servicing Advances made by such Servicer pursuant to Section 3.07(e) with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

for transfer to the related Collection Account to reduce the principal balance of the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restore or repair of the related Mortgaged Property in accordance with the procedures outlined in Section 3.10(e);

(vi)

to pay to such Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii)

to remove funds inadvertently placed in the related Escrow Account by such Servicer; and

(viii)

to clear and terminate such Escrow Account on the termination of this Agreement.

(e)

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item or charge (including, without limitation, assessments, water rates or sewer rents) which may become a lien senior to the lien of the related Mortgage and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor prior to the applicable penalty or termination date. Each Servicer assumes full responsibility for, with respect to the Mortgage Loans it services, (i) the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and each such Servicer shall make Servicing Advances from its own funds to effect such payments to the extent that such Servicer, in accordance with Accepted Servicing Practices, deems such Servicing Advance recoverable, and (ii) any penalties or late charges incurred in connection with such bills; provided, however, such Servicer shall not be so obligated with respect to any Mortgage which does not provide for Escrow Payments; provided, further, the Special Servicer shall be entitled to reimbursement as a Servicing Advance for any such penalties or late charges related to a Special Serviced Mortgage Loan and such bills and charges due prior to the transfer of the servicing of such Mortgage Loan to the Special Servicer pursuant to Section 3.03.

SECTION 3.08

Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

(a)

Each Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the related Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)

Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that each Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by each Servicer in providing such reports and access.

(c)

Each Servicer shall inspect the related Mortgaged Properties as often as deemed necessary by the related Servicer in such Servicer’s sole discretion, to assure itself that the value of such Mortgaged Property is being preserved and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The related Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.09

Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)

Each Servicer may from time to time make withdrawals from a related Collection Account for the following purposes:

(i)

to pay to such Servicer (to the extent not previously retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account and any sub-account thereof;

(ii)

to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii)

to reimburse such Servicer for any Nonrecoverable Advance previously made;

(iv)

to reimburse such Servicer for (A) unreimbursed Servicing Advances, such Servicer’s right to reimbursement pursuant to this clause (iv) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.12 hereof;

(v)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)

to reimburse the Seller, such Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 3.10 or 6.03 hereof;

(vii)

to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii)

on or prior to 4:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, to withdraw an amount equal to the sum of the portion of the Interest Remittance Amount, the Principal Remittance Amount and the Credit Risk Manager Fee in such Collection Account applicable to the Mortgage Loans serviced by such Servicer for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account;

(ix)

on or prior to 4:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, each Servicer may withdraw an amount equal to the sum of all Prepayment Premiums received during the related Prepayment Period applicable to the Mortgage Loans serviced by such Servicer, and remit such amount to the Trustee for deposit in the Certificate Account;

(x)

[Reserved];

(xi)

with respect to each Mortgage Loan covered by a lender paid Primary Insurance Policy, if any, to effect timely payment of the premiums on such Primary Insurance Policy pursuant to Section 3.10(c);

(xii)

to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 9.01 hereof; and

(xiii)

[Reserved].

Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (xi).  Prior to making any withdrawal from a Collection Account pursuant to subclause (iii), the related Servicer shall deliver to the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(b)

The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the sixth paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following proposes:

(i)

to pay to itself any investment income from balances in the Certificate Account prior to distributions to Certificateholders;

(ii)

to withdraw and return to a Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

(iii)

to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 9.01 hereof.

SECTION 3.10

Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Primary Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)

Each Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either:  “V” or better in the current Best’s Key Rating Guide (“Best’s”) or acceptable to FNMA and/or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the related Servicer determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, such Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within 45 days after such notification, such Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the then current FNMA or FHLMC requirements, and secure from the owner’s association its agreement to notify such Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

Each Servicer shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Primary Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices.

All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

A Servicer shall not interfere with the Mortgagor’s freedom of choice at the origination of such Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that a Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated V in Best’s or are acceptable to FNMA and/or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. A Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 3.06, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with a Servicer’s normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.09(a)).

Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds or otherwise pursuant to Section 3.09(a) hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10(a) and otherwise complies with all other requirements of Section 3.10(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10(a). Any amounts collected by a Servicer under any such policy relating to a Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.09(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.10(a), and there shall have been a loss which would have been covered by such policy, a Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer’s funds, without reimbursement therefor. In connection with its activities as Servicer of the related Mortgage Loans, each Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

(c)

With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the Seller represented to be covered by a Primary Insurance Policy as of the Cut-off Date, a Servicer shall, without any cost to the Depositor or Trustee, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the related Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Mortgage Loan was originated. In the event that such Primary Insurance Policy shall be terminated, a Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be a Qualified Insurer, a Servicer shall determine whether recoveries under the Primary Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that a Servicer shall in no event have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason.  If a Servicer determines that recoveries are so jeopardized, it shall notify the related Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy.  A Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.11, a Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy provided that such required actions are in compliance with all applicable law. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, such Servicer shall obtain a replacement Primary Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

With respect to each Mortgage Loan covered by a lender paid Primary Insurance Policy, if any, the related Servicer agrees to effect timely payment of the premiums on such Primary Insurance Policy from amounts on deposit in the Collection Account with respect to such Mortgage Loan.  If amounts on deposit in the Collection Account with respect to such Mortgage Loan are not sufficient to pay the premiums on such Primary Insurance Policy, the related Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.09(a).  With respect to each Mortgage Loan covered by a Primary Insurance Policy that is not lender paid, the related Servicer agrees to effect timely payment of the premiums on such Primary Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.09(a).

In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 3.06, any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.09.

(d)

[reserved]

(e)

A Servicer need not obtain the approval of the Trustee prior to releasing any Insurance Proceeds to the related Mortgagor to be applied to the restoration or repair of the related Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, a Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)

such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)

pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

If the Trustee is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

SECTION 3.11

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

(a)

Each Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(b)

If a Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event a Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

(c)

To the extent that any Mortgage Loan is assumable, the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

(d)

Subject to a Servicer’s duty to enforce any due-on-sale clause to the extent set forth in this Section 3.11, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The related Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

SECTION 3.12

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)

A Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, a Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Depositor, Trustee and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the related Collection Account). Such Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise pursuant to Section 3.09(a).

Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event a Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, such Servicer shall promptly provide the Trustee with a written report of environmental inspection.

In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, such Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances made by such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs and Servicing Advances as estimated in the environmental inspection report are less than or equal to the estimated value of the Mortgaged Property, then such Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.09(a) hereof. In the event the Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.09(a) hereof, and such Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

(b)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall, in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. Such Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Such Servicer shall furnish to the Trustee on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and such other information as the Trustee shall reasonably request and which is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. Such Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required for filing.

To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the related Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)

The decision of a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

(e)

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority:  first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to Section 3.09(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the Servicing Fee Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidation Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.15.

(f)

The Special Servicer may, at its option, enter into a special servicing agreement with an unaffiliated Holder of the Class X Certificate, subject to each Rating Agency’s acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Holder may (i) instruct the Special Servicer to commence or delay foreclosure proceedings with respect to delinquent Special Serviced Mortgage Loans serviced by it and will contain provisions for the deposit of cash with the Special Servicer by the Holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Special Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Special Serviced Mortgage Loans serviced by the Special Servicer from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Repurchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Special Serviced Mortgage Loans serviced by the Special Servicer so long as such Holder (A) meets the requirements for a Subservicer set forth in Section 3.02(a), and (B) will service such Special Serviced Mortgage Loans in accordance with this Agreement.

(g)

The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund any Mortgage Loan which is 90 or more days delinquent or which is in foreclosure. If it elects to make any such purchase, the Special Servicer shall purchase such Mortgage Loan with its own funds at a price equal to the Repurchase Price.

SECTION 3.13

Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will immediately notify the Custodian by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit M. Upon receipt of such request, the Custodian shall within four Business Days release the related Mortgage File to such Servicer, and the Trustee shall within four Business Days of the Servicer’s direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Such Servicer shall execute lien releases under Power of Attorney from the Trustee. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, within three Business Days of delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release or cause the Custodian to release the Mortgage File to the related Servicer. Subject to the further limitations set forth below, such Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case such Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit M, signed by a Servicing Officer.

If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.14

Documents, Records and Funds in Possession of a Servicer to be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, each Servicer shall transmit to the Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of such Servicer from time to time required to be delivered to the Trustee pursuant to the terms hereof and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, such Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a related Collection Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to each Servicer under this Agreement.

SECTION 3.15

Servicing Fee.

As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account in accordance with Section 3.09(a) or to retain from interest payments on the related Mortgage Loans the amount of the Servicing Fee for each Mortgage Loan, less any amounts in respect of its Servicing Fee payable by such Servicer pursuant to Section 3.06(c)(vii). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for each such Special Serviced Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

Additional servicing compensation in the form of Ancillary Income shall be retained by the related Servicer. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for hazard insurance and any Primary Insurance Policy, and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

SECTION 3.16

Access to Certain Documentation.

Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the applicable Servicer. Nothing in this Section shall limit the obligation of each Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of each Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 3.17

Annual Statement as to Compliance.

Each Servicer shall deliver to the Depositor, the Rating Agencies and the Trustee on or before 120 days after the end of the related Servicer’s fiscal year, commencing in its 2003 fiscal year, an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such material default.

SECTION 3.18

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

On or before 120 days after the end of each Servicer’s fiscal year, commencing in its 2003 fiscal year, the related Servicer, at its expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that with respect to such Servicer, such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing, including the related Mortgage Loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the related Servicer’s expense, provided such statement is delivered by the Servicer to the Trustee.

SECTION 3.19

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Financial Institution Bond Form 22 - Fidelity Bond American International Specialty Lines Insurance Policy Form (“5713 5/93”) Mortgage Banker Broker E&O and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees.  Each Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the related Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.19 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA.

SECTION 3.20

Prepayment Premiums.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment, a Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i)(A) with regard to Olympus Serviced Loans, Olympus determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, or (B) with regard to Fairbanks Serviced Loans, the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of the related Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. For the avoidance of doubt, a Servicer may waive a Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan. If a Servicer has waived all or a portion of a Prepayment Premium relating to a Principal Prepayment, other than as provided above, such Servicer shall deliver to the Trustee no later than the next succeeding Servicer Remittance Date, for deposit into the Certificate Account the amount of such Prepayment Premium (or such portion thereof as had been waived) for distribution in accordance with the terms of this Agreement. If a Servicer has waived all or a portion of a Prepayment Premium for any reason, it shall promptly notify the Trustee thereof and shall include such information in any monthly reports it provides the Trustee.

SECTION 3.21

Duties of the Credit Risk Manager.

For and on behalf of the Depositor, the Credit Risk Manager shall provide reports and recommendations as to loss mitigation activities concerning Mortgage Loans that are past due, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies which are in default, as to which any obligor is the subject of bankruptcy, receivership, or an arrangement of creditors, or which have become REO Properties.  Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreements.  The Credit Risk Manager shall look solely to the Servicers for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans.

SECTION 3.22

Advance Facility.

(a)

With the prior written consent of FSA, each Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) each such Servicer assigns or pledges to another Person (an “Advancing Person”) such Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by such Servicer pursuant to this Agreement.  No consent of the Trustee, Certificateholders or any other party (other than FSA) is required before such Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee shall be required before such Servicer may cause to be outstanding at one time more than one Advance Facility with respect to Advances or more than one Advance Facility with respect to Servicing Advances.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on a Servicer’s behalf, each such Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.  If each such Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then such Servicer may elect by providing written notice to the Trustee not to be permitted to reimburse itself for Advances and/or Servicing Advances, as applicable, pursuant to Section 3.09(a) of this Agreement, but following any such election Servicer shall be required to include amounts collected that would otherwise be retained by such Servicer to reimburse it for previously unreimbursed Advances (“Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in the remittance to the Trustee made pursuant to this Agreement to the extent of amounts on deposit in the Collection Account on the related Servicer Remittance Date.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in Interest Remittance Amounts or Principal Remittance Amounts or distributed to Certificateholders.  Each Servicer making the election set forth herein shall report to the Trustee the portions of the Reimbursement Amounts that consist of Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

(b)

If a Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), such Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an “Advance Facility Notice”), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to a trustee or custodian (an “Advance Facility Trustee”) designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the related Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.22 shall cease to be applicable when all Advances and Servicing Advances funded by an Advancing Person, and when all Advances and Servicing Advances (the rights to be reimbursed for which have been assigned or pledged to an Advancing Person), have been repaid to the related Advancing Person in full.

(c)

Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the related Servicer would be permitted to reimburse itself in accordance with Section 3.09(ii), (iii) and (iv) hereof, assuming such Servicer had made the related Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 4.01.  Neither the Trustee nor FSA shall have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on such Servicer’s report of the amount of Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from such Servicer to the Trustee pursuant to Section 3.09(a)(viii) or (ix).  Such Servicer shall maintain and provide to any successor Servicer and (upon request) to FSA a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(d)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.02 hereof.

(e)

With respect to any Advance Facility pursuant to which the Servicer has made the election set forth in Section 3.22(a), the documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first-out” (FIFO) basis.  Such documentation shall also require each electing Servicer to provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Reimbursement Amount distributed by the Trustee to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.  Each Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by such Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(f)

Notwithstanding anything to the contrary in this Agreement, FSA is not and shall not be responsible to track or monitor Reimbursement Amounts or any Advance Facility, and is not and shall not be obligated to make any payment with respect to any Reimbursement Amount.  Each Servicer who enters into an Advance Facility shall indemnify FSA, the Trustee, the Trust and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the FSA, the Trustee or the successor Servicer, or failure by the successor Servicer or the Trustee to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, and the passage of any applicable cure or grace period, such that an Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement.

(g)

Notwithstanding anything to the contrary in this Section 3.22, a Servicer shall consult with FSA in determining the manner in which any Advance Facility shall affect a successor Servicer before such Servicer shall enter into an Advance Facility.  Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Seller and such Servicer without the consent of any Certificateholder, but only with the consent of FSA, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

SECTION 3.23

Fairbanks Servicing Performance Evaluations.

Within 60 days after a Servicer Evaluation Trigger Date, the Trustee shall select and engage a nationally recognized independent auditor, approved in writing by the Rating Agencies, unless such Rating Agencies specifically waive such approval right (provided, however, that if the Trustee does not receive the written approval of any Rating Agency within 20 days of selecting an independent auditor, such Rating Agency will be deemed to have approved of such auditor), to evaluate the performance of Fairbanks.  Such engagement by the Trustee shall require the auditor to select a statistical sample of Delinquent Fairbanks Serviced Loans (comprising a percentage (determined by the independent auditor in its sole discretion, which percentage shall not exceed 50%) of all Delinquent Fairbanks Serviced Loans by unpaid principal balance as of the Servicer Evaluation Trigger Date) and to examine the Fairbanks’ servicing practices with respect to such Mortgage Loans (including, without limitation, examining payment histories, documentation relating to Fairbanks’ contacts with the related Mortgagors and documents contained in the related Servicing File) for the period of 24 months prior to such examination or, with respect to an examination taking place within 24 months of the Closing Date, the period beginning on the Closing Date and ending on the date of such examination.  Such engagement by the Trustee shall also require the auditor to compare such servicing practices of Fairbanks with respect to the selected Fairbanks Serviced Loans to the Performance Standards set forth on Exhibit S hereto and to evaluate Fairbanks’ compliance with the Performance Standards.  The evaluation process described above in this Section 3.23 is referred to herein as a “Fairbanks Performance Evaluation” and is subject in all respects to the approval of the Rating Agencies with such approval right the option of each Rating Agency.  In the engagement, the Trustee shall require the auditor to deliver the results of its Fairbanks Performance Evaluation to the Trustee and the Rating Agencies and the Trustee shall report such Fairbanks Performance Evaluation results to Certificateholders in its monthly statement, made pursuant to Section 4.04.

After receipt by the Certificateholders of the results of the Fairbanks Performance Evaluation, if Holders of the Certificates entitled to 51% or more of the Voting Rights request in writing to the Trustee to terminate Fairbanks as Servicer under this Agreement, Fairbanks shall be removed as Servicer pursuant to Section 7.01.  If such a written request is made to the Trustee, Fairbanks will be deemed to have “failed” the Fairbanks Performance Evaluation and such failure will be deemed to be a failure of the Fairbanks Termination Test.

At their option, each Rating Agency shall have the right to review all of the information provided to the independent auditor in connection with a Fairbanks Performance Evaluation so as to allow such Rating Agency to evaluate Fairbanks’ compliance with the Performance Standards.

Fairbanks shall cooperate with all reasonable requests of the Trustee, the independent auditor and the Rating Agencies in connection with a Fairbanks Performance Evaluation, including, without limitation, making available to the auditor payment histories, documentation relating to the Fairbanks’ contacts with the related Mortgagors and documents contained in the related Mortgage Loan Schedule.  Fairbanks shall pay all costs and expenses of the independent auditor or any Rating Agency (including the costs of any Rating Agency review pursuant to the foregoing paragraph) associated with a Fairbanks Servicer Performance Evaluation.

ARTICLE IV

DISTRIBUTIONS AND
ADVANCES BY THE SERVICERS

SECTION 4.01

Advances by the Servicers.

Each Servicer shall deposit in the related Collection Account at the time described below an amount equal to with respect to the Mortgage Loans, all Scheduled Payments (with interest at the Mortgage Rate less the Servicing Fee Rate and Credit Risk Manager Fee Rate) which were due on the related Mortgage Loans during the applicable Collection Period; provided however, that with respect to any Balloon Loan that is delinquent on its maturity date, a Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.01 with respect to such Balloon Loan in an amount equal to an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan (with interest at the Mortgage Rate less the Servicing Fee Rate). Each Servicer’s obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to the terms of this Agreement.  The Servicers shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

Each Servicer shall be obligated to make Advances with respect to those Mortgage Loans serviced by it in accordance with the provisions of this Agreement; provided however, that such obligation with respect to any related Mortgage Loan shall cease if the related Servicer determines, in its sole discretion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that the related Servicer determines that any such Advances are Nonrecoverable Advances, such Servicer shall provide the Trustee with a certificate signed by a Servicing Officer evidencing such determination.

If an Advance is required to be made hereunder, the related Servicer shall on the applicable Servicer Remittance Date immediately following the Determination Date either (i) deposit in the related Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of such Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.01, used by such Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by the related Servicer from its own funds by deposit in such Collection Account on or before the next Distribution Date in which such funds would be due.

SECTION 4.02

Priorities of Distribution.

(a)

On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for both Loan Groups for such date in the following order of priority:

(i)

from the Interest Remittance Amount for Loan Group 2 to the Trustee, the Trustee Fee for such Distribution Date;

(ii)

from the Interest Remittance Amount for Loan Group 2, to FSA, the FSA Premium for such Distribution Date;

(iii)

from the Interest Remittance Amount for Loan Group 2, to the Credit Risk Manager, the Credit Risk Manager Fee for such Distribution Date;

(iv)

from the Interest Remittance Amount for Loan Group 1, first to the Trustee, then to FSA and then to the Credit Risk Manager, any Trustee Fee, FSA Premium and Credit Risk Manager Fee, respectively, remaining unpaid after giving effect to clauses (i), (ii) and (iii);

(v)

from the Interest Remittance Amount for Loan Group 1 and Loan Group 2, to the Senior Certificates, pro rata based on amounts due, Current Interest and any Carryforward Interest for such Class and such Distribution Date, applied in accordance with the allocation rules set forth in (b) below;

(vi)

first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to FSA, any FSA Reimbursement Amount;

(vii)

first, from the Interest Remittance Amount for Loan Group 2 and then from the from the Interest Remittance Amount for Loan Group 1, to the Class M-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(viii)

first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class M-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(ix)

first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class B-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(x)

first, from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, to the Class B-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date; and

(xi)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(e), any such Interest Remittance Amount remaining after application pursuant to clauses (i) through (x) above for such Distribution Date.

(b)

The Interest Remittance Amount for Loan Group 1 and Loan Group 2 distributed pursuant to clause (v) above will be applied to the Senior Certificates as follows:

(i)

amounts distributed to the Class A-1 Certificates will reduce the Interest Remittance Amount for Loan Group 1 before any reduction to the Interest Remittance Amount for Loan Group 2 in respect of such distribution; and

(ii)

amounts distributed to the Class R, Class A-2, Class A-3, Class A-4 and Class A-IO Certificates shall reduce the Interest Remittance Amount for Loan Group 2 before any reduction to the Interest Remittance Amount for Loan Group 1 in respect of such distributions.

(c)

On each Distribution Date (1) prior to the Stepdown Date or (2) with respect to which a Trigger Event has occurred, the Trustee shall distribute the Principal Payment Amount for such date in the following order of priority:

(i)

(A)

from the Principal Remittance Amount derived from Loan Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, until the respective Class Principal Balances thereof are reduced to zero;

(B)

from the Principal Remittance Amount derived from Loan Group 2, sequentially, first to (x) the Class R Certificates, then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero;

(ii)

to FSA, any FSA Reimbursement Amounts, to the extent not otherwise paid pursuant to Section 4.02(a);

(iii)

to the Class M-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(iv)

to the Class M-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(v)

to the Class B-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(vi)

to the Class B-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

(vii)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(e), any such Principal Payment Amount remaining after application pursuant to clauses (i) through (vi) above, for such Distribution Date.

(d)

On each Distribution Date (1) on or after the Stepdown Date and (2) with respect to which a Trigger Event has not occurred, the Principal Payment Amount for such date will be paid in the following order of priority:

(i)

(A)

from the Principal Remittance Amount derived from Loan Group 1, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, the Group 1 Allocation Amount, until the respective Class Principal Balances thereof have been reduced to zero; and

(B)

from the Principal Remittance Amount derived from Loan Group 2, first to (x) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balances thereof have been reduced to zero.

(ii)

to FSA, any FSA Reimbursement Amounts, to the extent not otherwise paid pursuant to Section 4.02(a) and Section 4.02(c);

(iii)

to the Class M-1 Certificates, the M-1 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(iv)

to the Class M-2 Certificates, the M-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(v)

to the Class B-1 Certificates, the B-1 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(vi)

to the Class B-2 Certificates, the B-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero; and

(vii)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(e), any such Principal Payment Amount remaining after application pursuant to clauses (i) through (vi) above, for such Distribution Date.

(e)

On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)

(A)

beginning on the Overcollateralization Commencement Date, until the aggregate Class Principal Balance of the Offered Certificates equals the Aggregate Loan Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the Offered Certificates, in the following order of priority:

(aa)  to the extent of the Monthly Excess Interest derived from Loan Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, the Group 1 Excess Interest Amount, until the respective Class Principal Balances thereof have been reduced to zero;

(bb)  sequentially, first to (x) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, and then to (y) the Class A-1 Certificates, until the respective Class Principal Balance has been reduced to zero;

(cc)  to the Class M-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(dd)  to the Class M-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

(ee)  to the Class B-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(ff)  to the Class B-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

(B)

on each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date pursuant to Section 4.02(d), after giving effect to the distribution of the Principal Payment Amount for such Distribution Date, in accordance with the priorities set forth therein (any distributions required to be made pursuant to Section 4.02(d)(i)(A) or (B) will be made notwithstanding the limitation in such clauses that the amounts distributed are derived from the Principal Remittance Amount);

(ii)

to FSA, any FSA Reimbursement Amounts, to the extent not otherwise paid pursuant to Sections 4.02(a), 4.02(c) or 4.02(d);

(iii)

to the Class M-1 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate;

(iv)

to the Class M-2 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate;

(v)

to the Class B-1 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate;

(vi)

to the Class B-2 Certificates, any Deferred Amount for such Class, with interest thereon at the Pass-Through Rate;

(vii)

to the Basis Risk Reserve Fund, the Required Basis Risk Reserve Fund Deposit, and from the Basis Risk Reserve Fund to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata, any applicable Basis Risk Shortfall for each such Class;

(viii)

to the Class M-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(ix)

to the Class M-2 Certificates, any applicable Basis Risk Shortfall for such Class;

(x)

to the Class B-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(xi)

to the Class B-2 Certificates, any applicable Basis Risk Shortfall for such Class

(xii)

to the Class X Certificates, the Class X Distributable Amount for such Distribution Date together with amounts withdrawn from the Basis Risk Reserve Fund for distribution to the Class X Certificates pursuant to Section 4.06(b), (c) and (d); and

(xiii)

to the Class R Certificate, any remaining amount, provided, however, that any amount that would be distributable pursuant to this priority (xiii) shall not be paid with respect to the Class R Certificate but shall be paid instead with respect to the Class X Certificates pursuant to a contract that exists under this Agreement between the Class R Certificateholders and the Class X Certificateholders.

(f)

On each Distribution Date, the Trustee shall distribute to the Holder of the Class
A-IO Certificates, the aggregate of all Prepayment Premiums for Mortgage Loans collected or paid by each Servicer with respect to the preceding Prepayment Period.

SECTION 4.03

Allocation of Losses.

(a)

On each Distribution Date, the Trustee shall determine the total of the Applied Loss Amount, if any, for such Distribution Date. The Applied Loss Amount for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Subordinate Certificates beginning with the Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. Any Applied Loss Amount allocated to a Class of Subordinate Certificates shall be allocated among the Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

SECTION 4.04

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, each Servicer, the Depositor and each Rating Agency, a statement based on the information provided by each Servicer setting forth with respect to the related distribution:

(i)

the amount thereof allocable to principal, indicating the portion thereof attributable to Scheduled Payments and Principal Prepayments;

(ii)

the amount thereof allocable to interest or any Carryforward Interest included in such distribution;

(iii)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)

the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

(v)

the Aggregate Loan Balance and the Aggregate Loan Group Balance for such Distribution Date;

(vi)

the Overcollateralization Amount for such Distribution Date;

(vii)

the amount of the Servicing Fees, the Trustee Fee, the Credit Risk Manager Fee and the FSA Premium and any other mortgage insurance fees, if applicable, with respect to such Distribution Date;

(viii)

the Pass-Through Rate for each Class of LIBOR Certificates with respect to such Distribution Date and the Pass-Through Rate for the Class A-IO Certificates;

(ix)

the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the last day of the calendar month preceding such Distribution Date;

(x)

the number and aggregate principal amounts of Mortgage Loans which are delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days (to include such delinquent loans which are also in bankruptcy or foreclosure), for each Loan Group, for the Mortgage Loans in the aggregate, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xi)

the number and aggregate principal amounts of Mortgage Loans that were in foreclosure, for each Loan Group and for the Mortgage Loans in the aggregate, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xii)

the number and aggregate principal amounts of Mortgage Loans that were in bankruptcy, for each Loan Group and for the Mortgage Loans in the aggregate,  as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xiii)

the number and aggregate principal amounts of Mortgage Loans with respect to which Prepayment Premiums were collected and the aggregate amount of such Prepayment Premiums;

(xiv)

the Rolling Three Month Delinquency Rate for such Distribution Date;

(xv)

the total number and principal balance of any REO Properties (and market value, if available), for each Loan Group and for the Mortgage Loans in the aggregate, as of the last day of the calendar month preceding such Distribution Date;

(xvi)

the total number and principal balance of any Mortgage Loans that were repurchased during the calendar month preceding such Distribution Date;

(xvii)

the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses included in such distribution;

(xviii)

[Reserved];

(xix)

the weighted average term to maturity of the Mortgage Loans as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xx)

the portion of any distribution to the Class A Certificateholders constituting an Insured Payment for such Distribution Date;

(xxi)

[Reserved];

(xxii)

the gross weighted average coupon of the Mortgage Loans as of the first date of the applicable period for such Distribution Date;

(xxiii)

the aggregate number of Mortgage Loans in the pool;

(xxiv)

the Net WAC Rate;

(xxv)

the Senior Enhancement Percentage;

(xxvi)

the Net Excess Spread;

(xxvii)

any amounts deposited in the Basis Risk Reserve Fund on such Distribution Date pursuant to Section 4.02(e)(vii), and the balance of the Basis Risk Reserve Fund after all distributions have been made on such Distribution Date;

(xxviii)

the Total Expected Losses for the Olympus Serviced Loans for such Distribution Date;

(xxix)

in the case of Fairbanks Serviced Loans, (a) the Realized Loss Percentage for such Distribution Date; (b) the cumulative Realized Losses for the period from the Cut-off Date through the last day of the related Due Dates; and (c) any amounts received with respect to Realized Losses on the related Fairbanks Serviced Loan subsequent to a Final Recovery Determination being made with respect to such Fairbanks Serviced Loan; and

(xxx)

in the case of each of the Olympus Serviced Loans and the Fairbanks Serviced Loans, separately: (a) the aggregate Stated Principal Balances on the related Determination Date; and (b) the aggregate Stated Principal Balances of the Mortgage Loans which are (1) delinquent 30-59 days, (2) delinquent 60-89 days, (3) delinquent 90 or more days, (4) in bankruptcy, (5) in foreclosure and (6) REO Properties, as of the close of business on the last day of the calendar month preceding such Distribution Date.

The Trustee’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from each Servicer.

On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP Level Factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 8.05. The Trustee will also make the monthly statements to Certificateholders available each month to each party referred to in this Section 4.04(a) via the Trustee’s website. The Trustee’s website can be accessed at http://www.usbank.com/abs or at such other site as the Trustee may designate from time to time. The Trustee may fully rely upon and shall have no liability with respect to information provided by each Servicer.

(b)

Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.05

Servicers to Cooperate.

Each Servicer shall provide to the Trustee information which is mutually agreeable to the Trustee and the related Servicer with respect to each Mortgage Loan serviced by a Servicer no later than the second Business Day following the Determination Date necessary to enable the Trustee to perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.06

Basis Risk Reserve Fund.

(a)

On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

(b)

On the Closing Date, $5,000.00 will be deposited by the Depositor into the Basis Risk Reserve Fund.  On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 4.02(e)(vii) the Required Basis Risk Reserve Fund Deposit.  Amounts on deposit in the Basis Risk Reserve Fund can be withdrawn by the Trustee in connection with any Distribution Date to fund the amounts required to be distributed to holders of the Offered Certificates pursuant to Sections 4.02(e)(vii) through (xi) to the extent Monthly Excess Cashflow on such date is insufficient to make such payments.  In addition, any distributions of Monthly Excess Cashflow to the holders of the Offered Certificates pursuant to Sections 4.02(e)(vii) through (xi) shall be deemed to have been deposited in the Basis Risk Reserve Fund and paid to such holders.  On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Basis Risk Reserve Fund Amount shall be distributed to the Class X Certificateholder pursuant to Section 4.02(e)(xii).

(c)

Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the holders of the Class X Certificates maturing on or prior to the next succeeding Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the Class X Certificates. The Trustee shall account for the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.  The Class X Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein.  The Trustee shall treat amounts transferred by the Master REMIC to the Basis Risk Reserve Fund as distributions to the Class X Certificateholder for all Federal tax purposes.  In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested.  The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.06(c) (other than as obligor on any such investments).  Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class X Certificates in the same manner as if distributed pursuant to Section 4.02(e)(xii) hereof.

(d)

On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the LIBOR Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the LIBOR Certificates shall be deposited into the Certificate Account and distributed to the Holders of the Class X Certificates in the same manner as if distributed pursuant to Section 4.02(e)(xii) hereof.

SECTION 4.07

Policy Matters.

(a)

As soon as possible, and in no event later than 11:00 a.m., New York time, on the second Business Day immediately preceding each Distribution Date, the Trustee shall determine the amount of funds available for such Distribution Date minus the amount of any FSA Premium and any fee to paid to the Trustee on such Distribution Date

(b)

If for any Distribution Date, the Trustee determines that the funds that will be available for such Distribution Date distributable to the Holders of the Class A-1, Class A-2 or Class A-3 Certificates pursuant to Section 4.01 will be insufficient to pay the related Guaranteed Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to FSA and the Fiscal Agent (as defined in the FSA Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the FSA Policy by 12:00 noon, New York City time, on such second Business Day.  The Trustee’s responsibility for delivering the notice to FSA, as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by each Servicer. The Notice shall constitute a claim for payment pursuant to the FSA Policy.

(c)

The Trustee shall receive as attorney-in-fact of each Holder of a Class A-1, Class A-2 or Class A-3 Certificate, any Guaranteed Distributions from FSA and disburse the same to each Holder of a Class A-1, Class A-2 or Class A-3 Certificate in accordance with the provisions of this Article IV.  Guaranteed Distributions disbursed by the Trustee from proceeds of the FSA Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Class A-1, Class A-2 or Class A-3 Certificate, and FSA shall become the owner of such unpaid amounts due from the Trust in respect of such Guaranteed Distributions as the deemed assignee of such Holder and shall be entitled to receive the FSA Reimbursement Amount pursuant to Section 4.01.  The Trustee hereby agrees on behalf of each Holder of a Class A-1, Class A-2 or Class A-3 Certificate for the benefit of FSA that it and they recognize that to the extent that FSA makes Guaranteed Distributions, either directly or indirectly (as by paying through the Trustee), to the Class A-1, Class A-2 or Class A-3 Certificateholders, FSA will be entitled to receive the FSA Reimbursement Amount pursuant to Section 4.01.

(d)

It is understood and agreed that the intention of the parties is that FSA shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Holders of the Class A-1, Class A-2 and Class A-3 Certificates shall also have received the full amount of the Guaranteed Distributions for such Distribution Date.

(e)

In the event the Trustee receives a certified copy of an order of the appropriate court that any payment of principal or interest on a Class A-1, Class A-2 or Class A-3 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify FSA and the Fiscal Agent, if any, and (ii) comply with the provisions of the FSA Policy to obtain payment by FSA of such voided payment.  In addition, the Trustee shall mail notice to all Holders of the Class A-1, Class A-2 and Class A-3 Certificates so affected that, in the event that any such Holder’s scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the FSA Policy a copy of which shall be made available to such Holders by the Trustee.  The Trustee shall furnish to FSA and the Fiscal Agent, if any, its records listing the payments on the affected Class A-1, Class A-2 and Class A-3 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

(f)

At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-1, Class A-2 and Class A-3 Certificates (the “FSA Account”) over which the Trustee shall have exclusive control and sole right of withdrawal.  The FSA Account shall be an Eligible Account.  The Trustee shall deposit any amount paid under the FSA Policy into the FSA Account and distribute such amount only for the purposes of making the payments to Holders of the Class A-1, Class A-2 and Class A-3 Certificates in respect of the Guaranteed Distributions for which the related claim was made under the FSA Policy.  Such amounts shall be allocated by the Trustee to Holders of Class A-1, Class A-2 and Class A-3 Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.01.  It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account.  However, any payments made on the Class A-1, Class A-2 and Class A-3 Certificates from funds in the FSA Account shall be noted as provided in subsection (h) below.  Funds held in the FSA Account shall not be invested by the Trustee.

(g)

Any funds received from FSA for deposit into the FSA Account pursuant to the FSA Policy in respect of a Distribution Date or otherwise as a result of any claim under the FSA Policy shall be applied by the Trustee directly to the payment in full (i) of the Guaranteed Distributions due on such Distribution Date on the Class A-1, Class A-2 and Class A-3 Certificates, or (ii) of other amounts payable under the FSA Policy.  Funds received by the Trustee as a result of any claim under the FSA Policy shall be used solely for payment to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, any Servicer or the Trust Fund.  Any funds (other than funds deposited therein in respect of a Preference Amount payable under the FSA Policy) remaining in the FSA Account on the first Business Day after each Distribution Date shall be remitted promptly to FSA pursuant to the written instruction of FSA.

(h)

The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by FSA and deposited into the FSA Account and (ii) the allocation of such funds to payments of interest on and principal in respect of any Class A-1, Class A-2 or Class A-3 Certificates.  FSA shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days’ prior notice to the Trustee.

(i)

The Trustee acknowledges, and each Holder of a Class A-1, Class A-2 or Class A-3 Certificate by its acceptance of the Class A-1, Class A-2 or Class A-3 Certificate agrees, that, without the need for any further action on the part of FSA or the Trustee, to the extent FSA makes payments, directly or indirectly, on account of principal of or interest on any Class A-1, Class A-2 or Class A-3 Certificates, FSA will be fully subrogated to the rights of the Holders of such Class A-1, Class A-2 or Class A-3 Certificates to receive such principal and interest from the Trust Fund.  The Holders of the Class A-1, Class A-2 or Class A-3 Certificates, by acceptance of the Class A-1, Class A-2 or Class A-3 Certificates, assign their rights as Holders of the Class A-1, Class A-2 or Class A-3 Certificates to the extent of FSA’s interest with respect to amounts paid under the Certificate Insurance  Policy.  Anything herein to the contrary notwithstanding, solely for purposes of determining FSA’s rights, as applicable, as subrogee for payments distributable pursuant to Section 4.01, any payment with respect to distributions to the Class A-1, Class A-2 or Class A-3 Certificates which is made with funds received pursuant to the terms of the FSA Policy, shall not be considered payment of the Class A-1, Class A-2 or Class A-3 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Principal Balance of the Class A-1, Class A-2 or Class A-3 Certificates except to the extent such payment has been reimbursed to FSA pursuant to the terms hereof.

(j)

Upon a Responsible Officer of the Trustee becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify FSA of such Event of Default.

(k)

The Trustee shall promptly notify FSA of either of the following as to which a Responsible Officer of the Trustee has actual knowledge:  (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a “Preference Claim”) of any distribution made with respect to the Class A-1, Class A-2 or Class A-3 Certificates as to which it has actual knowledge.  Each Holder of a Class A-1, Class A-2 or Class A-3 Certificate, by its purchase of Class A-1, Class A-2 or Class A-3 Certificates, and the Trustee hereby agrees that FSA (so long as no FSA Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal.  In addition and without limitation of the foregoing, FSA shall be subrogated to the rights of the Trustee and each Holder of a Class A-1, Class A-2 or Class A-3 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

(l)

Each Servicer shall designate at least one FSA Contact Person who shall be available to FSA to provide reasonable access to information regarding the Mortgage Loans.  The initial FSA Contact Persons are the Servicing Officers.

(m)

The Trustee shall surrender the FSA Policy to FSA for cancellation upon the reduction of the Class Principal Balance of the Class A-1, Class A-2 and Class A-3 Certificates to zero.

(n)

All notices, statements, reports, certificates or opinions required by this Agreement to be sent to the Trustee, the Rating Agencies or the Holders of the Class A-1, Class A-2 and Class A-3 Certificates (including without limitation the reports prepared pursuant to Sections 3.17 and 3.18 and the statements prepared pursuant to Section 4.04) shall also be sent, at the same time such reports are otherwise sent, to FSA at FSA Security Assurance Inc., 350 Park Avenue, New York, New York  10022.

(o)

For so long as there is no continuing default by FSA under its obligations under the FSA Policy (an “FSA Default”), each Holder of a Class A-1, Class A-2 or Class A-3 Certificate agrees that FSA shall be treated by the Depositor, each Seller, each Servicer and the Trustee as if FSA were the Holder of all of the Class A-1, Class A-2 and Class A-3 Certificates for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates hereunder and the holders of the Class A-1, Class A-2 and Class A-3 Certificates shall only exercise such rights with the prior written consent of FSA.

(p)

With respect to this Section 4.07, (i) the terms “Receipt” and “Received” shall mean actual delivery to FSA and its Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day and (ii) “Business Day” means any day other than (A) a Saturday or Sunday or (B) a day on which FSA or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.  If any notice or certificate given under the FSA Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received.  FSA or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice.

(q)

FSA shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of FSA’s rights explicitly specified herein as if a party hereto.

(r)

All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the FSA Policy.

(s)

The Trustee and each Servicer shall cooperate with any reasonable request by FSA to preserve or enforce the rights granted to FSA hereunder.

(t)

Any amendment to this Agreement shall require the prior written consent of FSA if such amendment adversely affects in any respect the rights or interests of FSA or of the Class A-1, Class A-2 and Class A-3 Certificateholders (without regard to the FSA Policy).

ARTICLE V

THE CERTIFICATES

SECTION 5.01

The Certificates.

The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer upon the written order of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such certificate a Certificate of Authentication in the form provided herein, executed by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with the Trustee’s customary procedures.

(b)

No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall either (i) deliver a letter in substantially the form of (A) Exhibit L (the “Rule 144A Letter”) or (B) if the Private Certificate subject to such transfer represents the entire Class or the Depositor otherwise consents to such transfer, Exhibit K (the “Investment Letter”) or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Private Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee substantially in the form of Exhibit K or L, in the case of a Private Certificate, or Exhibit I, in the case of a Residual Certificate, to the effect that (a) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or (b) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, it is being purchased by an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the acquisition and holding of the ERISA-Restricted Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicers or the Special Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. The transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate, by its acceptance of the Book-Entry Certificate, will be deemed to make the representation in clauses (a) or (b) above. In the event that a representation is violated, or any transfer to a plan or person acting on behalf of a plan or using a plan’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of a Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller, the Servicers or the Special Servicer to the effect that the elimination of such restrictions will not cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Seller, the Servicers, the Special Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

SECTION 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Trustee such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04

Persons Deemed Owners.

The Servicers and the Trustee and any agent of the Servicers or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicers or the Trustee or any agent of the Servicers or the Trustee shall be affected by any notice to the contrary.

SECTION 5.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 5.06

Maintenance of Office or Agency.

The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

THE DEPOSITOR, THE SELLER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 6.01

Respective Liabilities of the Depositor, the Seller, the Servicers and the Special Servicer.

The Depositor, the Seller, each Servicer and the Special Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 6.02

Merger or Consolidation of the Depositor, the Seller, a Servicer or the Special Servicer.

The Depositor, the Seller and each Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Seller, a Servicer or the Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller, a Servicer or the Special Servicer shall be a party, or any person succeeding to the business of the Depositor, the Seller, a Servicer or the Special Servicer, shall be the successor of the Depositor, the Seller, the related Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person with respect to a merger or consolidation of a Servicer or the Special Servicer shall be an institution either (i) having a net worth of not less than $10,000,000 or whose deposits are insured by the FDIC through the BIF or the SAIF, or (ii) which is a FNMA or FHLMC approved servicer in good standing.

SECTION 6.03

Limitation on Liability of the Depositor, the Seller, the Servicers, the Special Servicer and Others.

(a)

None of the Depositor, the Seller, a Servicer or the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Seller, a Servicer or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, a Servicer, the Special Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer, the Special Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, a Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Seller, a Servicer or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  None of the Depositor, the Seller, a Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller, a Servicer or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Servicers and the Special Servicers shall be entitled to be reimbursed therefor from the Trust Fund.

(b)

Each Servicer shall indemnify the Trustee and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee may sustain in any way related to the failure of such Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The related Servicer immediately shall notify the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Trustee in respect of such claim. The related Servicer shall follow any written instructions received from the Trustee in connection with such claim. Except as otherwise provided herein, the Trustee promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of such Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

SECTION 6.04

Limitation on Resignation of a Servicer.

(a)

Subject to Section 6.04(b) below, a Servicer shall not resign from the obligations and duties hereby imposed on it except (i)(a) upon appointment of a successor servicer (which may be with respect to all or a portion of the Mortgage Loans), (b) receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans and (c) receipt by FSA of oral confirmation from each Rating Agency that the rating assigned to any of the Certificates related to the applicable Mortgage Loans is given without regard to the FSA Policy, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination under clause (ii) permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed such Servicer’s responsibilities, duties, liabilities and obligations hereunder.

(b)

Notwithstanding the foregoing, DLJ Mortgage Capital, Inc. shall be entitled to request that Olympus resign as Servicer and appoint a successor servicer; provided that such entity delivers to the Trustee the letter required by 6.04(a)(i) above.

SECTION 6.05

Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Trustee, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the applicable Servicer under the applicable Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the applicable Credit Risk Management Agreement.  The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the applicable Servicer pursuant to the applicable Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

ARTICLE VII

DEFAULT

SECTION 7.01

Events of Default.

“Event of Default”, wherever used herein, means any one of the following events:

(i)

any failure by a Servicer to make any deposit or payment required pursuant to this Agreement (including but not limited to Advances to the extent required under Section 4.01) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to such Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(ii)

any failure by a Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer set forth in this Agreement, or if any of the representations and warranties of such Servicer in Section 2.03(a) proves to be untrue in any material respect, which failure or breach continues unremedied for a period of 60 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to such Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates, provided, however, that in the case of a failure that cannot be cured within 60 days, the cure period may be extended if such Servicer can demonstrate to the reasonable satisfaction of the Trustee and FSA that such Servicer is diligently pursuing remedial action; or

(iii)

failure by a Servicer to maintain, if required, its license to do business in any jurisdiction where the related Mortgaged Property is located; or

(iv)

failure by a Servicer, other than Fairbanks, of the applicable Servicer Termination Test; or

(v)

failure by Fairbanks of the Fairbanks Termination Test; or

(vi)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(vii)

a Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

(viii)

a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or commence a voluntary case under, any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations; or

(ix)

a Servicer ceases to meet the qualifications of a FNMA or FHLMC approved servicer.

Other than an Event of Default resulting from a failure of a Servicer to make any required Advance, or set forth in clause (iv) or (v) above, if an Event of Default shall occur and a Responsible Officer of the Trustee has knowledge thereof, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 51% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to such Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default results from the failure of a Servicer to make a required Advance or an Event of Default set forth in clause (v) occurs, the Trustee shall, by notice in writing to such Servicer and the Depositor (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.

If an Event of Default set forth in clause (iv) shall occur and a Responsible Officer of the Trustee has knowledge thereof, the Trustee shall notify the Certificateholders of such event and shall request that Certificateholders inform the Trustee as to whether they desire to terminate all rights and obligations of the Servicer giving rise to such Event of Default under the Agreement.  If within 30 days of making such request, Holders of Certificates entitled to 51% of the Voting Rights or more instruct the Trustee to terminate such Servicer, the Trustee shall by notice in writing to such Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of Olympus under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.

Upon receipt by a Servicer of such written notice of termination, all authority and power of such Servicer under this Agreement, whether with respect to the related Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or its nominee, subject to Section 7.02. Upon written request from the Trustee, such Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments, place in such successor’s possession all related Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the related Mortgage Loans and related documents, at the Servicer’s sole expense. Such Servicer shall cooperate with the Trustee and such successor in effecting the termination of such Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to a related Collection Account or Escrow Account or thereafter received with respect to the related Mortgage Loans. The Trustee shall thereupon make any Advance unless prohibited by applicable law. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

All reasonable out of pocket costs and expenses (including attorney’s fees) incurred in connection with transferring servicing to a successor Servicer shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

SECTION 7.02

Trustee to Act; Appointment of Successor.

On and after the time a Servicer receives a notice of termination pursuant to Section 7.01 of this Agreement, the Trustee shall, subject to and to the extent provided herein, be the successor to a Servicer, but only in its capacity as servicer under this Agreement, and not in any other, and the transactions set forth herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on a Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the related Mortgage Loans that the Servicer would have been entitled to charge to a Collection Account, provided that the terminated Servicer shall nonetheless be entitled to payment or reimbursement as provided in Section 3.09(a) to the extent that such payment or reimbursement relates to the period prior to termination of the Servicer.  Notwithstanding the foregoing, if the Trustee has become the successor to a Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to 4.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to a Servicer shall be an institution which is a FNMA or FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, which is willing to service the related Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01 hereunder), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to the limitations described herein, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the related Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor to a Servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

SECTION 7.03

Notification to Certificateholders.

(a)

Upon any termination of or appointment of a successor to a Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b)

Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer the Trustee, unless such Event of Default shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

SECTION 8.01

Duties of the Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

unless an Event of Default actually known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

(iii)

the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement;

(iv)

no provision of this Agreement shall require the Trustee to act as Servicer or be responsible in any way for the acts or omissions of the Servicer until such time as it acts as successor servicer pursuant to the terms of this Agreement; and

(v)

the Trustee shall have no duty (A) (other than in its capacity as successor servicer) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing of any thereof, (B) (other than in its capacity as successor servicer) to see to any insurance, (C) (other than with respect to Section 8.11 hereof) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund, (D) to confirm or verify the contents of any certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the appropriate party.

SECTION 8.02

Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(i)

the Trustee may request and conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

(v)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates, accountants or attorneys and the Trustee shall not be responsible for any negligence or willful misconduct on the part of such agents, affiliates, accountants or attorneys appointed by it with due care;

(vi)

the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

(vii)

the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

the Trustee shall not be deemed to have actual knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

(ix)

the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

(x)

the rights of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(xi)

anything to the contrary in this Agreement notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(xii)

the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

SECTION 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, a Servicer or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee’s execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or a Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or a Servicer.

SECTION 8.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the Depositor, the Seller, the Servicers and their affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 8.05

Trustee’s Fees and Expenses.

(a)

In addition to the Trustee Fee, the Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Certificate Account on each Distribution Date prior to making distributions pursuant to Section 4.02 any investment income or other benefit derived from balances in the Certificate Account for such Distribution Date pursuant to Section 3.09(b). Subject to the limitations set forth in Section 8.05(b), the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement or the Custodial Agreement, (b) the Certificates, or (c) the performance of any of the Trustee’s duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, subject to the limitation set forth in Section 8.05(b), and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder, (C) printing and engraving expenses in connection with preparing any Definitive Certificates and (D) any other reasonable expenses incurred other than in the ordinary course of its business by the Trustee in connection with its duties hereunder. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee or Paying Agent hereunder or for any other expenses.

(b)

Notwithstanding anything to the contrary in this Agreement, the Depositor shall not be obligated to pay to the Trustee more than, in the aggregate, $150,000 pursuant to Section 8.05(a) hereof.  Other than as set forth in this Section 8.05, the Trustee shall not be entitled to any other compensation or reimbursement for loss or expenses.

SECTION 8.06

Eligibility Requirements for the Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current Ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction), as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the proposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.  The entity serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller or the Servicers and their affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicers other than the Trustee in its role as successor to the related Servicer.

SECTION 8.07

Resignation and Removal of the Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Seller, the Servicers, the Special Servicer and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If the Trustee gives notice of such resignation, the Depositor shall promptly appoint a successor trustee. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal (as provided below), the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and the Seller and one copy to the successor trustee.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Depositor, the Servicers and the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08

Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, the Servicers and the Seller an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicers, the Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09

Merger or Consolidation of the Trustee.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee in its capacity as successor servicer under this Agreement to advance funds on behalf of a Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular set or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv)

The Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicers and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11

Tax Matters.

It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, multiple “real estate mortgage investment conduits” as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the REMICs and that in such capacity it shall:  (a) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that each group of segregated assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law) and apply for an employee identification number from the IRS via a Form SS-4 or any other acceptable method for all tax entities; (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of any REMIC as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder; (h) pay, from the sources specified in the sixth paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC hereunder prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMICs, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined on the accrual method or at such internals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of the REMICs in relation to any tax matter or controversy involving it.

In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. DLJMC hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of any REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMICs after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMICs pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Seller of any of its obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller’s obligation to repurchase a related Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or (iii) or the Servicer fails to honor its obligations pursuant to Section 8.15, any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class X Certificateholder, and not as an asset of any REMIC.  The Trustee shall treat the rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class B-1, and Class B-2 Certificateholders.  The Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders will also be treated as holders of rights in an limited recourse interest rate cap contract written by the Class X Certificateholder whereby the Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders will receive any excess of the Subordinate Net Funds Cap over the Adjusted Subordinate Net Funds Cap on their respective principal balances for such Distribution Date.  In addition, the Class X Certificateholders shall be deemed to have entered into a contractual arrangement with the Class R Certificateholders whereby the Class R Certificateholders agree to pay to the Class X Certificateholders on each Distribution Date amounts that would, in the absence of such contractual agreement, be distributable with respect to the residual interest in the Master REMIC pursuant to Section 4.02(e)(xiv).  Thus, each REMIC Regular Interest shall be treated as representing ownership of not only REMIC Regular Interests, but also ownership of an interest in interest rate cap contracts or a separate contractual right.  For purposes of determining the issue price of the REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund has a de minimis value.

The Trustee, the Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicers nor the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Servicers have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMICs or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC.

The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities.

SECTION 8.12

Periodic Filings.

The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicers shall, upon the written request of the Trustee, timely provide to the Trustee all material information reasonably available to them which is requested by the Trustee for the purpose of being included in such reports. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

SECTION 8.13

Trust Obligations.

For all purposes herein, any and all rights, duties and obligations of the Trustee on behalf of the Trust shall be the rights, duties and obligations of the Trust itself.

SECTION 8.14

Determination of Certificate Index.

On each Interest Determination Date, the Trustee shall determine the Certificate Index for the Accrual Period and inform the Servicers of such rate.

SECTION 8.15

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by a Servicer of its duties and obligations set forth herein, that Servicer shall indemnify the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither Servicers shall be liable for any such Losses attributable to the negligence of the Trustee, the Depositor or the Holder of such Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which such Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall either Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by such Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

ARTICLE IX

TERMINATION

SECTION 9.01

Termination upon Liquidation or Purchase of the Mortgage Loans.

(a)

Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Seller, the Servicers, the Special Servicer and the Trustee created hereunder with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by Olympus of all Mortgage Loans (and REO Properties) remaining at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case and related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (iii) any unreimbursed Advances, Servicing Advances and Servicing Fees payable to any Servicer other than Olympus which shall be entitled to withdraw such amounts from the applicable Collection Account pursuant to Section 3.09(a) and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof. The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans, at the time of any such repurchase, aggregating less than ten percent of the Aggregate Loan Balance as of the Cut-off Date.

SECTION 9.02

Final Distribution on the Certificates.

If on any Determination Date, the Trustee determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Accounts and Certificate Account, the Trustee shall promptly send a final distribution notice to each Certificateholder. If Olympus elects to terminate the Trust Fund pursuant to Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, Olympus shall notify any other Servicer and the Trustee of the date it intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee shall give such notice to each Rating Agency at the time such notice is given to Certificateholders.

Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Offered Certificates, (A) an amount equal to the Class Principal Balance thereof plus Current Interest and any Carryforward Interest in accordance with the priority of distributions set forth in Section 4.02 and (B) to the extent of available funds (other than funds described in clause (ii) below) after the distributions in clause (i)(A) above, the amounts referred to and in the order described in Section 4.02(e)(ii) through (xi) and (ii) as to the Class X Certificates, the amount due to the Class X Certificate under this Agreement, not paid (but in no way exceeding the amount in the Collection Account).

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take reasonable and appropriate steps, or may appoint an agent to take reasonable and appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee shall be discharged from all further liability with respect to the Certificates and this Agreement.

SECTION 9.03

Additional Termination Requirements.

(a)

In the event Olympus exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, at such time as the Mortgage Loans are so purchased, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been provided with an Opinion of Counsel, at the expense of Olympus, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on “prohibited transactions” on any REMIC as defined in Section 860E of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(1)

Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.02, the Depositor shall prepare and the Trustee shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund), meets the requirements of a qualified liquidation;

(2)

Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash in accordance with Section 9.01; and

(3)

On the date specified for final payment of the Certificates, the Trustee shall, after payment of any unreimbursed Advances, Servicing Advances, Servicing Fees or other fee compensation payable to the Servicer pursuant to this Agreement, make final distributions of principal and interest on the Certificates in accordance with Section 4.02 and distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than the cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time.

(b)

The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

(c)

By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

ARTICLE X

MISCELLANEOUS PROVISIONS

SECTION 10.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicers, the Seller and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Seller or the Servicers, (iv) in connection with the appointment of a successor Servicer, to modify, eliminate or add to any of the servicing provisions contained in this Agreement, providing the Rating Agencies confirm the then current rating of the Certificates giving effect to such amendment, (v) to add any other provisions with respect to matters or questions arising hereunder or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; and, provided, further, that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party proposing such amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the FSA Policy).  The Trustee, the Depositor, the Seller and the Servicers also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

Notwithstanding the foregoing, FSA’s written consent shall be required for any amendment that adversely affects in any respect the rights and interest hereunder of FSA or of the Class A-1, Class A-2 and Class A-3 Certificateholders (without regard to the FSA Policy).

This Agreement may also be amended from time to time by the Depositor, the Servicers, the Seller and the Trustee with the consent of the Holders of each Class of Certificates affected thereby evidencing 66% of the aggregate Class Principal Balance of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party requesting such amendment, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01. The Trustee shall have no obligation to consent to any amendment that it reasonably believes will materially and adversely affect its rights or immunities under this Agreement.

Notwithstanding anything in this Section 10.01 to the contrary, the rights and obligations of the Special Servicer contained in this Agreement (including, without limitation, as set forth in Section 3.03 hereof) may not be amended, modified or supplemented in any manner without the prior written consent of the Special Servicer.

SECTION 10.02

Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor’s expense) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 10.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Fund, including the Mortgage Loans, by the Depositor to the Trustee be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets to secure payment or performance of an obligation, then the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that the Trustee for the benefit of the Certificateholders shall have and shall continue to have a perfected security interest to secure payment or performance of an obligation of first priority under applicable law throughout the term of the Agreement.  The Depositor shall arrange for filing any Uniform Commercial Code financing statements and continuation statements in connection with such security interest.

SECTION 10.05

Notices.

The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

1.

Any material change or amendment to this Agreement;

2.

The occurrence of any Event of Default that has not been cured;

3.

The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

4.

The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02 and 2.03; and

5.

The final payment to Certificateholders.

In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

1.

Each report to Certificateholders described in Section 4.05 and 3.21;

2.

Each annual statement as to compliance described in Section 3.17;

3.

Each annual independent public accountants’ servicing report described in Section 3.18; and

4.

Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, 1l Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Helaine F. Hebble (with a copy to Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Office of the General Counsel), (b) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the Depositor and the Servicer, (c) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (d) in the case of Fairbanks, if by regular mail: Fairbanks Capital Corp., P.O. Box 65250, Salt Lake City, Utah 84165-0250, and if by courier:  Fairbanks Capital Corp., 3815 South West Temple, Salt Lake City, Utah 84165-0250, Attention:  Greg Harmer and (e) in the case of Olympus, Olympus Servicing, L.P., 9600 Great Hills Trail, Suite 200-W Austin, Texas  78759, Attention:  Jeff Neal.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

SECTION 10.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 10.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Sections 3.22, 6.02 and 6.04, this Agreement may not be assigned by a Servicer without the prior written consent of the Trustee and Depositor.

SECTION 10.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 10.09

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 10.10

Protection of Assets.

(a)

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)

borrow money or issue debt;

(ii)

merge with another entity, reorganize, liquidate or sell assets; or

(iii)

engage in any business or activities.

(b)

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller, the Servicers and the Special Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

as Depositor

By:        /s/ Brian L. Simons

Name:

Brian L. Simons

Title:

Vice President

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:        /s/ S. Christopherson

Name:

S. Christopherson

Title:

Vice President

DLJ MORTGAGE CAPITAL, INC.,

as Seller

By:        /s/ Sharon Joseph

Name:

Sharon Joseph

Title:

Vice President

OLYMPUS SERVICING, L.P.,

as a Servicer and as the Special Servicer

By:        /s/ Jeff Neal

Name:

Jeff Neal

Title:

Chief Operating Officer

FAIRBANKS CAPITAL CORP.,

as a Servicer

By:        /s/ Terrell W. Smith

Name:

Terrell W. Smith

Title:

Executive Vice President

STATE OF NEW YORK

)

:  ss.:

COUNTY OF NEW YORK

)

On this 26th day of July, 2002, before me, personally appeared Brian L. Simons, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

   /s/ Shannon Chanofsky

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

:  ss.:

COUNTY OF NEW YORK

)

On the 26th day of July, 2002, before me, personally appeared Sharon Joseph, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

   /s/ Shannon Chanofsky

Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA

)

:  ss.:

COUNTY OF RAMSEY

)

On the 26th of July, 2002 before me, a Notary Public in and for said State, personally appeared S. Christopherson known to me to be a Vice President of U.S. Bank National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Susan Burdick

Notary Public

[NOTARIAL SEAL]

STATE OF TEXAS

)

:  ss.:

COUNTY OF TRAVIS

)

On the 26th of July, 2002 before me, a Notary Public in and for said State, personally appeared Jeff Neal known to me to be a Chief Operating Officer of Olympus Servicing, L.P., the Delaware limited partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said Delaware limited partnership, and acknowledged to me that such Delaware limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Angela Malone

Notary Public

[NOTARIAL SEAL]

STATE OF UTAH

)

   :  ss.:

COUNTY OF SALT LAKE

)

On the 26th of July, 2002 before me, a Notary Public in and for said State, personally appeared Terrell W. Smith known to me to be an Executive Vice President of Fairbanks Capital Corp., one of the parties that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Sherrie L. Pehrson

Notary Public

[NOTARIAL SEAL]